Exhibit 10.1

DOGWOOD FESTIVAL MARKET

SALE AGREEMENT

BETWEEN

DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company,

AS SELLER,

AND

IREIT BUSINESS MANAGER AND ADVISOR, INC.,

an Illinois corporation,

AS PURCHASER

Dated as of April 30, 2014

TABLE OF CONTENTS

ARTICLE I  PURCHASE AND SALE

Section 1.1   Agreement of Purchase and Sale

Section 1.2   Property Defined

Section 1.3.  Purchase Price

Section 1.4   Payment of Purchase Price

Section 1.5   Escrow Agent

ARTICLE II TITLE AND SURVEY

Section 2.1  Title Inspection Period

Section 2.2  Title Examination

Section 2.3   Pre-Closing "Gap" Title Defects

Section 2.4   Permitted Exceptions

Section 2.5   Conveyance of Title

ARTICLE III   REVIEW OF PROPERTY

Section 3.1   Right of Inspection

Section 3.2   Environmental Reports

Section 3.3   Right of Termination

Section 3.4   Review of Estoppels

ARTICLE IV   CLOSING

Section 4.1   Time and Place

Section 4.2   Seller's Obligations at Closing

Section 4.3   Purchaser's Obligations at Closing

Section 4.4   Credits and Prorations

Section 4.5   Transaction Taxes and Closing Costs

Section 4.6   Conditions Precedent to Obligation of Purchaser

Section 4.7   Conditions Precedent to Obligation of Seller

ARTICLE V   REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.1   Representations and Warranties of Seller

Section 5.2   Knowledge Defined

Section 5.3   Survival of Seller's Representations and Warranties.

Section 5.4   Covenants of Seller

Section 5.5   Representations and Warranties of Purchaser

Section 5.6   Survival of Purchaser's Representations and Warranties

ARTICLE VI   DEFAULT

Section 6.1   Default by Purchaser

Section 6.2   Default by Seller

Section 6.3   Recoverable Damages

ARTICLE VII   RISK OF LOSS

Section 7.1   Minor Damage

Section 7.2   Major Damage

Section 7.3   Definition of "Major" Loss or Damage

ARTICLE VIII   COMMISSIONS

Section 8.1   Brokerage Commissions

ARTICLE IX   DISCLAIMERS AND WAIVERS

Section 9.1   No Reliance on Documents

Section 9.2   AS-IS SALE; DISCLAIMERS

Section 9.3   EXCULPATION OF SELLER AND OTHER SELLER PARTIES

Section 9.4   Survival of Disclaimers

ARTICLE X   MISCELLANEOUS

Section 10.1   Confidentiality

Section 10.2   Public Disclosure

Section 10.3   Assignment

Section 10.4   Notices

Section 10.5   Tax Deferred Exchange

Section 10.6   Modifications

Section 10.7   Entire Agreement

Section 10.8   Further Assurances

Section 10.9   Counterparts

Section 10.10  Facsimile and Email Signatures

Section 10.11  Severability

Section 10.12  Applicable Law

Section 10.13  No Third-Party Beneficiary

Section 10.14  Captions; Section References

Section 10.15  Construction

Section 10.16  Recordation

Section 10.17  Singular, Plural and Genders

Section 10.18  Time Periods

Section 10.19  Waiver of Jury Trial

Section 10.20  Men’s Wearhouse; Celebrity; Soma

EXHIBITS:

A      DESCRIPTION OF LAND

B      LIST OF PERSONAL PROPERTY

C      LIST OF SERVICE CONTRACTS

D      LIST OF ENVIRONMENTAL REPORTS

E      FORM OF TENANT ESTOPPEL CERTIFICATE

F      TENANT ESTOPPEL REQUIREMENT

G      FORM OF DEED

H      FORM OF BILL OF SALE

I       FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES

J       FORM OF ASSIGNMENT AND ASSUMPTION OF CONTRACTS

K-1  FORM OF TENANT NOTICE

K-2  FORM OF NOTICE TO CONTRACTORS

L      FORM OF FIRPTA CERTIFICATE

M     RESERVED

N      LIST OF SELLER’S BROKERAGE AGREEMENTS

O      LIST OF SPECIFIED LITIGATION

P      LIST OF VIOLATION NOTICES

Q     RENT ROLL

R      FORM OF REA ESTOPPEL

S      FORM OF SELLER’S AFFIDAVIT AND GAP INDEMNITY

SALE AGREEMENT

THIS SALE AGREEMENT (this "Agreement") is made as of April 30, 2014 (the "Effective Date"), by and between DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company ("Seller") and IREIT BUSINESS MANAGER AND ADVISOR, INC., an Illinois corporation ("Purchaser").

W I T N E S S E T H:

ARTICLE I

PURCHASE AND SALE

Section 1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, the following:

(a) any and all of Seller’s right, title and interest in and to that certain tract or parcel of land situated more particularly described in Exhibit A attached hereto and made a part hereof (the "Land"), together with any and all of Seller's right, title and interest in and to any and all easements, licensees and privileges appurtenant thereunto (the "Appurtenances"), and (subject to approval by Purchaser during its due diligence investigations) subject to and together with the non-exclusive use and benefit of all covenants, restrictions and easements which benefit the Land contained in the following:

(i) any recorded plat which includes the Land (the “Recorded Plat”); and

(ii) as amended, the recorded Reciprocal Operating and Easement Agreement described in Exhibit R attached hereto (the “Declaration as Amended”)

(b) any and all of Seller's right, title and interest in and to the buildings, structures, fixtures and other improvements affixed to or located on the Land, excluding fixtures and leasehold improvements owned by tenants (the property described in this clause (b) being herein referred to collectively as the "Improvements") (the Land and the Improvements are herein referred to collectively as the "Real Property");

(c) any and all of Seller's right, title and interest in and to all tangible personal property (if any) located upon the Land or within the Improvements (excluding cash and any software) and used exclusively in connection with the operation of the Real Property, which personal property includes without limitation the personal property (if any) listed on Exhibit B attached hereto, but excluding any such property owned by tenants or anyone else other than Seller (the property described in this clause (c) being herein referred to collectively as the "Personal Property");

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(d) any and all of Seller's right (other than rights to be indemnified and/or held harmless, which rights are hereby reserved to Seller), title and interest in and to any and all leases, licenses and occupancy agreements and all (if any) amendments thereto and guaranties thereof covering all or any portion of the Real Property, to the extent they are in effect on the date of the Closing (the “Closing Date”) (the property described in this clause (d) being herein referred to collectively as the "Leases"), together with (i) all rents and other sums due under the Leases for the period on and after the Closing Date (the "Rents") (subject to proration and adjustments as hereinafter provided), and (ii) any and all refundable security deposits pursuant to leases in connection therewith (the "Security Deposits");

(e) any and all of Seller’s right, title and interest in and to all service contracts that are listed on Exhibit J attached hereto or that are approved by Purchaser and entered into by Seller prior to Closing (the “Service Contracts”), subject to Purchaser’s approval during its due diligence investigations. If it can do so at no cost, Seller agrees to terminate any such Service Contracts that Purchaser elects not to assume provided that Purchaser gives Seller written notice that it will not assume said Service Contracts at least fifteen (15) days prior to the Closing Date. Purchaser shall be deemed to have elected to assume any and all Service Contracts which it does not elect to terminate by written notice given to Seller at least fifteen (15) days prior to the Closing Date; and

(f) to the extent assignable, but without recourse or warranty, all of Seller's right, title and interest in and to (i) all warranties and guaranties (express or implied) issued to Seller for new construction, material and workmanship affecting the Property (including warranties and guaranties for the HVAC, roof and parking lot, if any), and (ii) all existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property and (iii) the non-exclusive right to the name "Dogwood Festival Market" (the property described in this clause (e) being herein referred to collectively as the "Intangibles"). At or prior to Closing, at no cost or expense to Seller, Seller hereby agrees to exercise commercially reasonable efforts to cause the service and material warranty providers of any roof warranties and guaranties to acknowledge the assignment of any respective roof warranties and guaranties into the name of Purchaser.

Section 1.2 Property Defined. The Land, the Appurtenances, the Improvements, the Personal Property, the Leases, the Service Contracts which Purchaser elects, or is deemed to have elected, to assume pursuant to Section 1.1(e) above and the Intangibles are herein referred to collectively as the "Property."

Section 1.3. Purchase Price. Seller agrees to sell, and Purchaser agrees to purchase, the Property for the amount of Forty-Nine Million Two Hundred Thousand and No/100 Dollars ($49,200,000.00) (the "Purchase Price"), subject to prorations, credits and adjustments as hereinafter provided.

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Section 1.4 Payment of Purchase Price. The Purchase Price, as increased or decreased by credits, prorations and adjustments as herein provided, shall be payable in the following manner:

(a) Deposit. Not later than three (3) days after the Effective Date, Purchaser shall deposit with Chicago Title Insurance Company (in such capacity, the “Escrow Agent,” or the “Title Company” as required by context), whose address is 10 South LaSalle Street, Suite 3100, Chicago, Illinois 60603, Attn: Nancy Castro, Vice President (telephone: 312-223-2709; facsimile: 312-223-3409), the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (the “Initial Deposit”) by completed wire transfer of immediately available federal funds. Any interest earned on the Initial Deposit shall be the property of Purchaser in all events. Following the end of the Inspection Period (as hereinafter defined), the Initial Deposit shall only be refundable to Purchaser as expressly provided in this Agreement. The Escrow Agent shall hold the Initial Deposit at a bank approved by Seller in an interest-bearing account (the interest earned thereon being the property of Buyer in any event), in accordance with the terms and conditions of this Agreement. All interest on such sum shall be deemed income of Purchaser, and Purchaser shall be responsible for the payment of all costs and fees imposed on the Initial Deposit account. The Initial Deposit and all accrued interest thereon shall be distributed in accordance with the terms of this Agreement. The failure of Purchaser to timely deliver the Initial Deposit shall be a material default and shall entitle Seller, at Seller's sole option, to terminate this Agreement immediately. Purchaser shall require Escrow Agent to notify Seller in writing when the Initial Deposit is received.

(b) Additional Deposit. If Purchaser does not terminate this Agreement by giving Seller notice thereof prior to the expiration of the Inspection Period, Purchaser shall, within three (3) business days after expiration of the Inspection Period, deposit with Escrow Agent an additional One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) by completed wire transfer of immediately available federal funds (the “Additional Deposit” and, together with the Initial Deposit, the “Deposit”), failing which Purchaser shall be deemed to have elected to terminate this Agreement even if it shall have given Seller notice to the contrary. The Additional Deposit and interest thereon shall be handled by Escrow Agent, and otherwise treated the same, as the Initial Deposit and interest thereon including notice of receipt given to Seller by Escrow Agent.

(c) Balance of Purchase Price. The balance of the Purchase Price as increased or decreased by any prorations, credits and adjustments as herein provided, shall be due and payable in full at Closing by completed wire transfer of immediately available federal funds to a bank account designated in writing by Seller prior to the Closing.

(d) Free of Debt. The Property shall be sold free of debt.

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Section 1.5 Escrow Agent. Escrow Agent shall hold and dispose of the Deposit in accordance with the terms of this Agreement. Seller and Purchaser agree that the duties of the Escrow Agent hereunder are purely ministerial in nature and shall be expressly limited to the safekeeping and disposition of the Deposit in accordance with this Agreement. Escrow Agent shall incur no liability in connection with the safekeeping or disposition of the Deposit for any reason other than Escrow Agent's willful misconduct or gross negligence. In the event that Escrow Agent shall be in doubt as to its duties or obligations with regard to the Deposit, or in the event that Escrow Agent receives conflicting instructions from Purchaser and Seller with respect to the Deposit, Escrow Agent shall not be required to disburse the Deposit and may, at its option, (a) continue to hold the Deposit until both Purchaser and Seller agree as to its disposition or until a final judgment is entered by a court of competent jurisdiction in Rankin County, Mississippi directing its disposition or (b) Escrow Agent may interplead the Deposit in any court of competent jurisdiction in Rankin County, Mississippi in accordance with the laws of the State of Mississippi. Escrow Agent shall not be responsible for any interest on the Deposit except as is actually earned or for the loss of any interest resulting from the withdrawal of the Deposit prior to the date interest is posted thereon. Escrow Agent shall execute this Agreement solely for the purpose of being bound by the provisions of Sections 1.4(a) and 1.5.

THE TERMS OF THIS SECTION 1.5 SUPERCEDE THE TERMS OF ANY OTHER PROVISION OF THIS AGREEMENT: ESCROW AGENT IS HEREBY AUTHORIZED AND DIRECTED TO RELEASE THE INITIAL DEPOSIT TO PURCHASER IMMEDIATELY (WITHOUT FURTHER AUTHORIZATION FROM SELLER) UPON RECEIPT BY ESCROW AGENT OF PURCHASER’S NOTICE OF TERMINATION OF THIS AGREEMENT ON OR PRIOR TO 5:00 P.M. PREVAILING FLOWOOD, MISSISSIPPI TIME ON JUNE 6.

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ARTICLE II

TITLE AND SURVEY

Section 2.1 Title Inspection Period. During the period beginning upon the Effective Date and ending upon the expiration of the Inspection Period, Purchaser shall have the right to obtain and review the following: (a) at Purchaser’s sole cost and expense, a current preliminary title commitment (the "Title Commitment") on the Real Property issued by the Title Company, accompanied by copies of the vesting deed, all plats and all documents listed as title exceptions in the Title Commitment, which shall be obtained by Purchaser promptly after the Effective Date; (b) an ALTA/ACSM Land Title Survey (the "Survey") of the Real Property prepared at the sole cost and expense of Purchaser by a surveyor chosen by Purchaser (the “Surveyor”), which shall be ordered by Purchaser and prepared in accordance with the survey certification requirements as determined by Purchaser; and (c) a copy of Seller's existing title insurance policy and/or survey for the Real Property, if available, which existing policy and survey (if available) have been provided by Seller prior to the Effective Date. Copies of the Title Commitment and any and all revisions thereto shall be delivered to Seller and Purchaser concurrently. If Seller is to provide a quit claim deed based on the Survey, (a) Seller shall be provided a copy of the Survey and (b) the Survey shall be certified to Seller, all at no cost to Seller.

Section 2.2 Title Examination. Purchaser shall notify Seller in writing (the "Title Notice") prior to the expiration of the Inspection Period which exceptions to title (including survey matters), if any, are objected to by Purchaser; provided, however, that any mortgages or other consensual liens that encumber the Property shall not be deemed objections to title hereunder provided that same shall be satisfied and released at Closing. If Purchaser fails to notify Seller in writing of its objection to any exceptions to title (including survey matters) prior to the expiration of the Inspection Period, Purchaser shall be deemed to have approved the condition of title (including survey matters) to the Real Property. If Purchaser timely notifies Seller in writing that Purchaser objects to any exceptions to title (including survey matters), Seller shall have ten (10) days after receipt of the Title Notice to notify Purchaser (a) that Seller will attempt to remove such objectionable exceptions from title on or before the Closing in which event Seller may extend the Closing for such period as shall be required to effect such cure, but not beyond thirty (30) days, or (b) that Seller elects not to attempt to cause such exceptions to be removed. The procurement by Seller (subject to Purchaser’s reasonable right of approval) of a commitment for the issuance of the Title Policy (as hereinafter defined) or an endorsement thereto insuring Purchaser against any title exception which was objected to pursuant to this Section 2.2 shall be deemed a cure by Seller of such objection, but Seller shall not be obligated to provide a Title Policy or any such endorsement. If Seller gives Purchaser notice under clause (a) above that Seller will attempt to remove such objectionable exceptions but Seller fails to remove the objections prior to Closing , or if Seller gives Purchaser notice under clause (b) above that Seller elects not to attempt to cause such exceptions to be removed, then and in either such event Purchaser shall have ten (10) days during which Purchaser shall have the right at its sole option and as its sole remedy to either notify Seller that Purchaser will nevertheless proceed with the purchase and take title to the Property subject to such exceptions but without any reduction in the Purchase Price, or notify Seller and Escrow Agent

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that Purchaser terminates this Agreement. If this Agreement is terminated pursuant to the foregoing provisions of this Section 2.2 neither party shall have any further rights or obligations hereunder (except for Purchaser's indemnity obligations under Section 3.1), the Deposit shall immediately be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser shall fail to notify Seller of its election within said ten (10) day period, Purchaser shall be deemed to have elected to proceed with the purchase and take title to the Property subject to such unremoved exceptions but without any reduction in the Purchase Price.

Section 2.3 Pre-Closing "Gap" Title Defects. Purchaser may notify Seller in writing (the "Gap Notice") of any objections to title (a) with respect to a title exception raised by the Title Company between the expiration of the Inspection Period and the Closing and (b) not disclosed by the Title Company or otherwise known to Purchaser prior to the expiration of the Inspection Period; provided that Purchaser must notify Seller of such objection to title on or before the earlier of (i) the Closing or (ii) within five (5) days of being made aware of the existence of such exception. If Purchaser sends a Gap Notice to Seller, Purchaser and Seller shall have the same rights and obligations with respect to such notice as apply to a Title Notice under Section 2.2.

Section 2.4 Permitted Exceptions. Purchaser shall accept title to the Property subject to the following matters, which are hereinafter referred to as the "Permitted Exceptions":

(a)  those existing matters of title that either are not objected to in writing within the time periods provided in Sections 2.2 or 2.3, or if timely objected to in writing by Purchaser, are those which Seller has elected not to remove or cure or has been unable to remove or cure and subject to which Purchaser has elected, or is deemed to have elected, to accept title to the Property;

(b) the rights of tenants under the Leases;

(c) the lien of all ad valorem taxes and assessments not yet due and payable as of the Closing Date, subject to adjustment as herein provided;

(d) local, state and federal laws, ordinances and governmental regulations, including but not limited to building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property;

(e) items shown on the Survey and not objected to by Purchaser or waived or deemed waived by Purchaser in accordance with Section 2.2; and

(f) the Declaration as Amended.

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Section 2.5 Conveyance of Title. At Closing, Seller shall convey and transfer to Purchaser fee simple title to the Real Property by execution and delivery of the Deed (as hereinafter defined). Evidence of delivery of such title shall be either (a) the issuance by the Title Company of an ALTA Owner's Policy of Title Insurance (2006 jacket) (the "Title Policy") covering the Real Property in the full amount of the Purchase Price, subject only to the Permitted Exceptions, or (b) a markup of the Title Commitment by the Title Company to extend the effective date thereof to the date and time of the Closing and to satisfy the requirements set forth in Schedule B-1 thereof in order to obligate the Title Company to issue said Title Policy covering the Real Property in the full amount of the Purchase Price, subject only to the Permitted Exceptions, and including extended coverage over all standard/pre-printed exceptions and issuance of such endorsements as may be requested by Purchaser (subject to availability in the state where the Real Property is located).

ARTICLE III

REVIEW OF PROPERTY

Section 3.1 Right of Inspection. (a) During the period beginning upon the Effective Date and ending at 5:00 p.m. prevailing Flowood, Mississippi time on June 6, 2014 (the "Inspection Period"), Purchaser shall have the right to make a physical inspection of the Real Property, including an inspection of the environmental condition thereof, pursuant to the terms and conditions of this Agreement, and to examine, and/or have examined by KPMG, at the Real Property or at a place in Montgomery, Alabama designated by Seller copies of all documents and files concerning the leasing, maintenance and operation of the Property, but excluding Seller's limited liability company or corporate records, internal memoranda, financial projections, budgets, appraisals, accounting and tax records and similar proprietary, confidential or privileged information (collectively, the "Confidential Documents").

(b) Purchaser understands and agrees that any on-site inspections of the Property shall occur at reasonable times agreed upon by Seller and Purchaser after reasonable (but at least two (2) business days) prior written notice to Seller and shall be conducted so as not to interfere unreasonably with the use of the Real Property by Seller, its tenants or others operating a business at the Property. Seller reserves the right to have a representative present during any such inspections. Seller’s presence does not obligate Seller to direct how such inspections should be conducted or the scope thereof or impose any other duty or obligation on Seller. If Purchaser desires to do any drilling or other invasive testing at the Real Property, Purchaser shall do so only after notifying Seller and obtaining Seller's prior written consent thereto, which consent shall not be unreasonably withheld, delayed or conditioned, provided that all such drilling and other tests shall be conducted by engineers in accordance with such conditions and requirements as may be imposed by Seller, including without limitation Seller's approval of the engineers who perform said tests and of the locations and methods for performing said tests, and Seller's requirements with respect to insurance, indemnities and the prompt restoration of the Property to its condition prior to any such inspections or tests, all at Purchaser's sole cost and expense. At Seller's option (so long as Seller pays for the reports), Purchaser will furnish to Seller (without warranty of any kind whatsoever) copies of any

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third-party phase I environmental reports received by Purchaser relating to any inspections of the Real Property. Purchaser agrees at its sole expense to repair or replace to their original condition any and all damages to or loss or destruction of all or any part or parts of the Property or of any other property owned by Seller or any of its tenants or any other third parties caused by Purchaser or any of its architects, engineers, surveyors, appraisers, consultants or advisors or any of its or their agents, servants or employees (expressly excluding therefrom however any matter arising solely from the pre-existing condition of the Property and not in any way from the negligence or misconduct of any of such persons) (the “Purchaser’s Repair Obligations”). Purchaser agrees to protect, indemnify, defend and hold Seller, its property management company, members, managers, and their respective officers, directors and shareholders (collectively, “Seller Indemnities”), harmless from and against any and all liabilities, losses, costs, expenses (including reasonable attorneys' fees), damages and injuries arising out of or resulting from or in any way connected with the inspection of the Real Property or any acts or omissions by Purchaser or any of its architects, engineers, surveyors, appraisers, consultants or advisers or any of its or their agents, servants or employees, including but not limited to Purchaser’s failure to perform Purchaser’s Repair Obligations as provided herein. Notwithstanding anything to the contrary in this Agreement, Purchaser’s agreement to perform Purchaser’s Repair Obligations and to indemnify and hold harmless Seller Indemnitees as provided herein shall survive Closing and termination of this Agreement for a period of twelve (12) months.

(c) Purchaser acknowledges and agrees that all (if any) soils tests and studies, engineering studies and reports, structural studies and reports and other studies, reports and surveys of any and every kind with respect to the Property that have been delivered or hereafter may be delivered by Seller or its agents or consultants to Purchaser are being made available solely as an accommodation to Purchaser and may not be relied upon by Purchaser in connection with the purchase of the Property. Purchaser agrees that Seller shall not have any liability or obligation whatsoever for any inaccuracy in or omission from any such studies, tests, reports or surveys. Purchaser has conducted, or will conduct prior to the expiration of the Inspection Period, its own investigation of the condition of the Property to the extent Purchaser deems such an investigation to be necessary or appropriate. The provisions of this paragraph shall survive the Closing and termination of this Agreement.

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Section 3.2 Environmental Reports. PURCHASER ACKNOWLEDGES THAT (1) PURCHASER HAS RECEIVED OR HAS MADE AVAILABLE TO IT ELECTRONICALLY COPIES OF THE ENVIRONMENTAL REPORTS LISTED ON EXHIBIT D ATTACHED HERETO, (2) IF SELLER DELIVERS ANY ADDITIONAL Environmental Reports TO PURCHASER, PURCHASER WILL ACKNOWLEDGE IN WRITING THAT IT HAS RECEIVED SUCH REPORTS PROMPTLY UPON RECEIPT THEREOF, AND (3) ANY Environmental Reports DELIVERED OR MADE AVAILABLE ELECTRONICALLY OR TO BE DELIVERED BY SELLER OR ITS AGENTS OR CONSULTANTS TO PURCHASER ARE BEING MADE AVAILABLE SOLELY AS AN ACCOMMODATION TO PURCHASER AND MAY NOT BE RELIED UPON BY PURCHASER IN CONNECTION WITH THE PURCHASE OF THE PROPERTY. PURCHASER AGREES THAT SELLER SHALL NOT HAVE ANY LIABILITY OR OBLIGATION WHATSOEVER FOR ANY INACCURACY IN OR OMISSION FROM ANY ENVIRONMENTAL REPORT. PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO THE EXPIRATION OF THE INSPECTION PERIOD, ITS OWN INVESTIGATION OF THE ENVIRONMENTAL CONDITION OF THE PROPERTY TO THE EXTENT PURCHASER DEEMS SUCH AN INVESTIGATION TO BE NECESSARY OR APPROPRIATE. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING AND TERMINATION OF THIS AGREEMENT.

Section 3.3 Right of Termination. If for any reason whatsoever (or for no reason) Purchaser determines that the Property or any aspect thereof is unsuitable for Purchaser's acquisition, Purchaser shall have the right as its sole remedy to terminate this Agreement by giving written notice thereof to Seller and Escrow Agent prior to the expiration of the Inspection Period, and if Purchaser gives such notice of termination within the Inspection Period (as provided in Section 1.5), this Agreement shall terminate. If this Agreement is terminated prior to the expiration of the Inspection Period pursuant to the foregoing provisions of this Section 3.3, then neither party shall have any further rights or obligations hereunder (except for the Purchaser's indemnity obligations under Section 3.1), the Deposit shall immediately be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser fails to give Seller and Escrow Agent a notice of termination prior to the expiration of the Inspection Period, Purchaser shall be deemed to have approved all aspects of the Property and to have elected to proceed with the purchase of the Property pursuant to the terms hereof.

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Section 3.4 Review of Estoppels. Seller shall deliver to each tenant and guarantor of any Lease of the Property an estoppel certificate in substantially the form of Exhibit E attached hereto or in such other form as may be provided or permitted under any such tenant's Lease (collectively, the "Tenant Estoppels" and individually a “Tenant Estoppel”), and shall request that the tenants and guarantors complete and sign the Tenant Estoppels and return them to Seller. Seller shall deliver copies of the signed Tenant Estoppels to Purchaser as Seller receives them. Purchaser shall notify Seller within five (5) days of receipt of any signed Tenant Estoppel in the event Purchaser determines such Tenant Estoppel is not acceptable to Purchaser along with the reasons for such determination. In the event Purchaser fails to give such notice within such five (5) day period, then any such signed Tenant Estoppel shall be deemed to be acceptable to Purchaser. In the event that Seller fails to obtain the Tenant Estoppels that are or are deemed to be satisfactory to Purchaser with respect to tenants of the Property sufficient to meet the requirement described on Exhibit F attached hereto (the “Tenant Estoppel Requirement”) on or before five (5) business days prior to Closing, Closing shall be automatically extended for up to ten (10) days for the sole purpose of Seller's attempting to satisfy the Tenant Estoppel Requirement. If Seller is unable to satisfy the Tenant Estoppel Requirement within said ten (10) day extension, Seller may extend the Closing for up to an additional twenty (20) days for the sole purpose of Seller's attempting to satisfy the Tenant Estoppel Requirement. If Seller elects not so to extend Closing, Purchaser shall have five (5) days after receipt of notice thereof in which to give Seller notice that it terminates this Agreement (in which event the Deposit shall be promptly refunded to Purchaser), failing which the Tenant Estoppel Requirement shall be deemed satisfied. If Seller is unable to satisfy the Tenant Estoppel Requirement prior to the expiration of such total of thirty (30) day extensions, Purchaser may terminate this Agreement by giving notice to Seller and Escrow Agent prior to satisfaction of the Tenant Estoppel Requirement. If this Agreement is timely terminated pursuant to the foregoing provisions of this Section 3.4, neither party shall have any further rights or obligations hereunder (except for the Purchaser's indemnity obligations under Section 3.1), the Deposit shall immediately be returned to Purchaser and each party shall bear its own costs incurred hereunder. If Purchaser fails to give Seller and Escrow Agent a timely notice of termination as set forth above, Purchaser shall be deemed to have approved the signed Tenant Estoppels it has received and to have elected to proceed with the purchase of the Property pursuant to the terms hereof and without any reduction in the Purchase Price.

Section 3.5 Seller Estoppels. Notwithstanding anything in Section 3.4 or Exhibit F to the contrary, if Tenant Estoppels are obtained from the tenants named on Exhibit F (each a “Named Tenant”) and from tenants which, together with the Named Tenants, comprise at least 80% of the total retail floor area of the Real Property (measured by square feet of retail floor area), Seller may satisfy the Tenant Estoppel Requirement by providing Seller estoppels in substantially the form of Exhibit F on behalf of such tenant(s) under any one or more leases (other than a lease with a Named Tenant) for which a Tenant Estoppel is not received as are necessary to cover any shortfall in satisfying the Tenant Estoppel Requirement, and any such Seller estoppels may be relied on by Purchaser and its lender; provided, however, notwithstanding anything to the contrary provided for in this Agreement, (a) all representations, warranties and certificates by Seller in any Seller estoppel shall be qualified and limited to Seller’s knowledge, (b) any estoppel not initially provided by a tenant but provided by such tenant before or after Closing shall replace the Seller estoppel for that lease, in which event Seller shall have no further liability under such Seller’s estoppel, and (c) in no event shall Seller be required to give any further estoppels once the Tenant Estoppel Requirement has been satisfied by Tenant Estoppels and Seller estoppels.

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ARTICLE IV

CLOSING

Section 4.1 Time and Place. Unless closed “by mail”, the consummation of the transaction contemplated hereby (the "Closing") shall, subject to the extensions provided for in Section 3.4, be held at a mutually agreeable time at the offices of Escrow Agent or of its agent in Montgomery, Alabama on or before the fifth (5th) business day following the last day of the Inspection Period; provided, however, that Seller at its option may extend the date of Closing for up to thirty (30) days beyond the original period allowed for Closing in order to attempt to cure title objections as provided in Section 2.2. In such event, Closing shall occur within ten (10) days after the later of satisfaction of the Tenant Estoppel Requirement and Seller’s curing such title objections, but, except as provided in Sections 4.7(e), 7.1 and 7.2, in no event later than forty (40) days after the initially scheduled date for Closing. Upon notice to Seller given at least three (3) business days prior to the expiration of the Inspection Period, Purchaser may accelerate Closing to a date which is within two (2) business days after expiration of the Inspection Period. Should Purchaser exercise such right to accelerate Closing, Purchaser shall be deemed to have accepted the then current status of Seller's satisfaction of (i) any title or survey objection made by Purchaser and (ii) the Tenant Estoppel Requirement. However, Seller shall not be required in any event to close prior to the second half of a month. At the Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions; provided that the Deed shall not be recorded until Seller receives confirmation that Seller has received the full amount of the Purchase Price, adjusted by prorations, credits and adjustments as set forth herein. The Closing shall be consummated through an escrow administered by Escrow Agent. The Purchase Price and all Closing documents shall be deposited with the Escrow Agent as escrowee.

Section 4.2 Seller's Obligations at Closing. At Closing, Seller shall:

(a) deliver to Purchaser a duly executed special warranty deed (the "Deed") in the form of Exhibit G attached hereto conveying the Real Property; the warranty of title in the Deed will be only as to claims made by, through or under Seller and not otherwise;

(b) deliver to Purchaser a duly executed bill of sale (the "Bill of Sale") conveying the Personal Property without warranty of title or use and without warranty, express or implied, as to merchantability or fitness for any purpose and in the form attached hereto as Exhibit H;

(c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases, Rents and Security Deposits by duly executed assignment and assumption agreement (the "Assignment of Leases") in the form attached hereto as Exhibit I;

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(d) enter into the Assignment of Service Contracts, Warranties and Permits in the form attached hereto as Exhibit J (the "Assignment of Contracts");

(e) join with Purchaser to execute a notice (the "Tenant Notice") in the form attached hereto as Exhibit K-1, which Purchaser shall send to each tenant under each of the Leases promptly after the Closing, informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller's interest in, and obligations under, the Leases (including, if applicable, any Security Deposits), and directing that all Rent and other sums payable after the Closing under each such Lease be paid as set forth in the notice;

(f) join with Purchaser to execute a notice (collectively, the "Contractor Notices") in the form attached hereto as Exhibit K-2, which Purchaser shall send to each contractor under each assigned Service Contract;

(g) in the event that any representation or warranty of Seller needs to be modified due to changes since the Effective Date, deliver to Purchaser a certificate, dated as of the Closing Date and executed on behalf of Seller by its manager, identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the commercially reasonable control of Seller to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the reasonable control of Seller to prevent shall, if materially adverse to Purchaser, as Purchaser’s sole remedy constitute the non-fulfillment of the condition set forth in Section 4.6(b); if, despite changes or other matters described in such certificate, the Closing occurs, Seller's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

(h) deliver to Purchaser such evidence as the Title Company may reasonably require as to the authority of the person or persons executing Closing documents on behalf of Seller;

(i) deliver to Purchaser a certificate in the form attached hereto as Exhibit L duly executed by Seller stating that Seller is not a "foreign person" as defined in the federal Foreign Investment in Real Property Tax Act of 1980;

(j) deliver to Purchaser the Leases, together with copies of such documents and records located at the Property or the property manager's office which are material in connection with the continued operation, leasing and maintenance of the Real Property, but excluding any Confidential Documents.

(k) deliver to the Title Company the Seller’s Affidavit and Gap Indemnity attached hereto as Exhibit S;

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(l) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

(m) execute a closing statement acceptable to Seller;

(n) deliver to Purchaser evidence of termination of all existing property management and leasing agreements as of the Closing;

(o) deliver to Purchaser an updated (not more than two (2) business days prior to Closing) certified Rent Roll;

(p) deliver to Purchaser and Escrow Agent an affidavit under Mississippi Code annotated 27-7-308; and

(q) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement in accordance with the terms and conditions hereof.

Section 4.3 Purchaser's Obligations at Closing. At Closing, Purchaser shall:

(a) pay to Seller the full amount of the Purchase Price, as increased or decreased by prorations, credits and adjustments as herein provided, pursuant to Section 1.4;

(b) join Seller in execution of the Assignment of Leases, Assignment of Contracts, Tenant Notices and Contractor Notices;

(c) in the event that any representation or warranty of Purchaser needs to be modified due to changes since the Effective Date, deliver to Seller a certificate, dated as of the Closing Date and executed on behalf of Purchaser by a duly authorized representative thereof, identifying any such representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change. In no event shall Purchaser be liable to Seller for, or be deemed to be in default hereunder by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the date of Closing and (ii) is expressly permitted under the terms of this Agreement or is beyond the reasonable control of Purchaser to prevent; provided, however, that the occurrence of a change which is not permitted hereunder or is beyond the commercially reasonable control of Purchaser to prevent shall, if materially adverse to Seller, as Seller’s sole remedy constitute the non-fulfillment of the condition set forth in Section 4.7(c); if, despite changes or other matters described in such certificate, the Closing occurs, Purchaser's representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

(d) deliver to Seller such evidence as the Title Company may reasonably require as to the authority of the person or persons executing Closing documents on behalf of Purchaser;

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(e) deliver such affidavits as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Purchaser;

(f) execute a closing statement acceptable to Purchaser;

(g) deliver to Seller and Escrow Agent an affidavit under Mississippi Code annotated 27-7-308; and

(h) deliver such additional documents as shall be reasonably required to consummate the transaction contemplated by this Agreement in accordance with the terms and conditions hereof.

Section 4.4 Credits and Prorations.

(a) All income and expenses of the Property shall be apportioned as of 12:01 a.m., on the day of Closing (the "Closing Date"), as if Purchaser were vested with title to the Property during the entire Closing Date. Such prorated items shall include without limitation the following:

(i) all Rents;

(ii) taxes and assessments (including ad valorem and property taxes on the Real Property and personal property taxes on the Personal Property) levied against the Property;

(iii) utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing (dated not more than fifteen (15) days prior to Closing) or, if unmetered, on the basis of a current bill for each such utility;

(iv) all amounts payable under Service Contracts assumed or deemed assumed by Purchaser pursuant to the terms of this Agreement;

(v) all common area maintenance ("CAM"), property taxes, insurance and other similar charges payable to Seller under the Declaration as Amended and all CAM contributions paid owners or operators of the seven (7) outparcels along Highway 25; and

(vi) all other operating expenses or other items pertaining to the Property which are customarily prorated between a purchaser and a seller in connection with the sale of comparable properties in the Southeastern United States.

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(b) Notwithstanding anything contained in Section 4.4(a):

(i) At Closing, Purchaser shall be credited with (A) all Security Deposits under the Leases and (B) an amount equal to its prorata share of all scheduled monthly installments of fixed rent (the “Fixed Rents”) and all expense contributions, real estate tax contributions, and other reimbursements from tenants ("Tenant Contributions") attributable to the month in which the Closing occurs. If Seller receives any scheduled payments of Fixed Rents and Tenant Contributions for the month of Closing, Seller shall retain the portion of such received payments attributable to the days preceding the Closing Date and promptly forward the balance to Purchaser, together with an accounting of the payments received by Seller, retained by Seller and remitted to Purchaser. If Purchaser receives any scheduled payments of Fixed Rents and Tenant Contributions for the month of Closing, Purchaser shall retain the portion of such received payments attributable to the Closing Date and the remainder of the month and promptly forward the balance to Seller, together with an accounting of the payments received by Purchaser, retained by Purchaser and remitted to Seller. Thereafter, Seller shall be entitled to receive all Fixed Rents and Tenant Contributions attributable to any and all periods prior to the month in which the Closing occurs and Purchaser shall be entitled to receive all Fixed Rents and Tenant Contributions attributable to any periods after the month in the Closing occurs.

(ii) At the time of the final calculation and collection from tenants of Tenant Contributions for the lease year in which the Closing occurs, whether in the nature of a reconciliation payment or full payment, in arrears, there shall be a reproration between Purchaser and Seller as to the Tenant Contributions. Such reproration shall be made on the basis of the respective periods of Property ownership apportioned between Seller and Purchaser on the basis of the relative share of actual reimbursable expenses in question incurred by Seller and Purchaser during the lease year in question. Each party covenants and agrees to provide the other party with any and all information necessary to finalize such calculation. Purchaser covenants to bill tenants for, and to use commercially-reasonable efforts to collect, all amounts due from tenants attributable to periods prior to Closing and, as collected, to timely deliver to Seller reproration amounts due Seller.

(iii) Percentage rents under the Leases (including, without limitation, those paid by Ann Taylor Loft in lieu of fixed/minimum/base rent) shall, if known, be prorated at Closing; otherwise, they shall be prorated after Closing within thirty (30) days of becoming known based on the number of days within the applicable percentage rent period prior to the Closing Date.

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(iv) All real estate and personal property taxes and assessments on the Property for all prior fiscal tax years shall be fully satisfied at or prior to Closing. With respect to unpaid real estate taxes and assessments for the fiscal tax year of Closing, Purchaser shall receive a prorated real estate tax and assessment credit as of the Closing Date (covering the period up to the Closing Date) on a per diem basis for that fiscal tax year. With respect to paid real estate taxes and assessments for such fiscal tax year which covers a period beginning on the Closing Date, Seller shall receive such prorated credit. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If any real estate taxes or assessments on the Property are payable in installments, then the installment for the current period shall be prorated (with Purchaser assuming the obligation to pay any installments due after the Closing Date). Seller reserves the right (a) to meet with governmental officials and to contest any reassessment governing or affecting Seller's obligations under this Section 4.4, and (b) to contest any assessment of the Property or any portion thereof and to attempt to obtain a refund for any taxes previously paid. Seller shall retain all rights with respect to any refund of taxes applicable to any period prior to the Closing Date, subject however to the rights of tenants under leases to a pro rata payment of or credit for any tax refund for which payments have previously been made.

(v) Charges referred to in Section 4.4(a) which are payable by any tenant to a third party shall not be apportioned hereunder, Purchaser shall accept title subject to any of such charges unpaid and Purchaser shall look solely to the tenant responsible therefor for the payment of the same. If Seller shall have paid any of said charges on behalf of any tenant and shall not have been reimbursed therefor by the time of Closing, Seller shall have the same rights with respect to said advances as provided in Section 4.4(b)(ix) with respect to unpaid and delinquent Fixed Rent.

(vi) As to utility charges referred to in Section 4.4(a)(iii), Seller may on notice to Purchaser elect to pay one or more or all of said items accrued to the date hereinabove fixed for apportionment directly to the person or entity entitled thereto, and to the extent Seller so elects, such item shall not be apportioned hereunder and Seller's obligation to pay such item directly in such case shall survive the Closing.

(vii) At Closing, Seller shall transfer to Purchaser or provide Purchaser a credit for all sums deposited in any marketing funds for the Property (less any amount which shall be necessary to pay any unpaid marketing expenses which Seller shall pay), and Purchaser shall assume all of the Seller's obligations with respect to said marketing funds.

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(viii) Except to the extent escrowed at Closing pursuant to Section 10.20, Seller shall be responsible for the payment at Closing of all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which are due or are to become due and payable with respect to the Leases identified on the Rent Roll (as hereinafter defined). Purchaser shall be responsible for and shall pay all Tenant Inducement Costs and leasing commissions which become due and payable with respect to any new Leases that are not identified on Exhibit Q but are either (A) approved by Purchaser and executed by Seller after the Effective Date but prior to Closing or (B) procured by Seller or its property manager, Aronov Realty Management, Inc. (“ARMI”), prior to Closing and executed by Purchaser within one hundred and eighty (180) days after Closing. For purposes hereof, the term "Tenant Inducement Costs" shall mean any out-of-pocket payments required under a lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement costs, free rent periods provided under any Leases, tenant allowances, lease buyout costs, and moving, design, refurbishment and other allowances.

(ix) Unpaid and delinquent Fixed Rent and Tenant Contributions collected by Seller and Purchaser after the Closing Date (excluding any such checks attributable or, pursuant to Section 4.4(b)(i), deemed attributable, to the month of Closing, which are addressed in Section 4.4(b)) shall be delivered as follows: (a) if Seller collects any unpaid or delinquent Fixed Rent and Tenant Contributions for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such Fixed Rent and Tenant Contributions which Purchaser is entitled to hereunder relating to any period after Closing, and (b) if Purchaser collects any unpaid or delinquent Fixed Rent and Tenant Contribution from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such Fixed Rent and Tenant Contributions which Seller is entitled to hereunder relating to the month of Closing. Seller and Purchaser agree that all Fixed Rent and Tenant Contributions received by Seller or Purchaser after the date of Closing shall be applied first to the month of Closing, then to current Fixed Rent and Tenant Contributions and then to delinquent Fixed Rent and Tenant Contributions, if any, in the inverse order of maturity. Purchaser will make a good faith effort after Closing to collect all Fixed Rent and Tenant Contributions in the usual course of Purchaser's operation of the Property and shall provide Seller an aged accounts receivable report each month for all Fixed Rent and Tenant Contributions for the period prior to Closing, but Purchaser will not be obligated to institute any lawsuit or other collection procedures to collect delinquent Fixed Rent and Tenant Contributions attributable to any period preceding the month of Closing. Seller may attempt to collect any delinquent Fixed Rent and Tenant Contributions owed Seller and may institute any lawsuit or collection procedures, but may not evict any tenant or take any action other than collecting sums due Seller under the lease. In the event that there shall be any Fixed Rent and Tenant Contributions or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing or are paid prior to Closing but are subject to adjustment after Closing (such as year-end common area expense reimbursements and the like), then any Fixed Rent and Tenant Contributions or charges of such type received by Purchaser or its agents or Seller or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller's portion thereof shall be remitted to Seller by Purchaser within fifteen (15) days after receipt thereof.

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(x) The CAM expenses, operating expenses, insurance and other similar charges (collectively, “CAM Costs”) for the 2014 calendar year through the Closing Date shall be apportioned within thirty (30) days after Closing as follows: All CAM Costs actually collected from tenants by Seller for CAM Costs incurred in the 2014 calendar year through the Closing Date shall be reduced by the amount of all 2014 CAM Costs actually paid by Seller prior to the Closing Date. If the amount of such CAM Costs actually collected from tenants by Seller for CAM Costs incurred in 2014 is greater than the amount of 2014 CAM Costs actually paid by Seller, Seller shall pay Purchaser an amount equal to such excess. If the amount of 2014 CAM Costs actually collected from tenants by Seller is less than the amount of 2014 CAM Costs actually paid by Seller, Purchaser shall pay Seller an amount equal to such shortfall. The foregoing calculations shall be modified, as appropriate, to account for vacancies at the Property during calendar year 2014. This paragraph (x) shall survive Closing.

(c) Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainty as of Closing shall be prorated on the basis of the parties' reasonable estimates of such amount, and shall be the subject of a final proration ninety (90) days after Closing or as soon thereafter as the precise amounts can be ascertained. Purchaser shall promptly notify Seller when it becomes aware that any such estimated amount has been ascertained. Once all revenue and expense amounts have been ascertained, Purchaser shall prepare, and certify as correct, a final proration statement which shall be subject to Seller's approval. Upon Seller's acceptance and approval of any final proration statement submitted by Purchaser, such statement shall be conclusively deemed to be accurate and final.

(d) The provisions of this Section 4.4 shall survive Closing.

Section 4.5 Transaction Taxes and Closing Costs.

(a) Seller and Purchaser shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance, Seller hereby agreeing to comply with the withholding requirements imposed by the State of Mississippi on the sale of real estate by non-Mississippi domiciled entities but not hereby waiving any applicable exemption from those withholding requirements;

(b) Seller shall pay the fees of any counsel representing Seller in connection with this transaction. Seller shall also pay the following costs and expenses:

(i) one-half (1/2) of the escrow fee, if any, which may be charged by the Escrow Agent (if other than Title Company but not more than Seven Hundred Fifty and No/100 Dollars ($750.00); and

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(ii) the fees and all other costs for recording the Deed, including all deed transfer and privilege taxes, documentary stamps, intangibles taxes and other similar taxes (however characterized) incurred in connection with this transaction; and

(iii) the real estate commission payable to Seller's Broker as provided in Section 8.1.

(c) Purchaser shall pay the fees of any counsel representing Purchaser in connection with this transaction. Purchaser shall also pay the following costs and expenses:

(i) the balance of the escrow fee, if any, which may be charged by the Escrow Agent;

(ii) the premium and all other costs for title examination and the Title Policy requested by it and for any loan title policy required by its lender, if any; provided, however, Seller shall pay the premium for any Title Policy endorsement which Seller shall have agreed in writing to provide to cure or otherwise address a title objection made by Purchaser; and

(iii) all fees, costs and expenses incurred by Purchaser for any investigations, studies, reports, assessments, appraisals or other due diligence items obtained by it, including the Survey.

(d) All costs and expenses incident to this transaction and the closing thereof, and not specifically described above, shall be paid by the party incurring same.

(e) The provisions of this Section 4.5 shall survive the Closing.

Section 4.6 Conditions Precedent to Obligation of Purchaser. The obligation of Purchaser to consummate the transaction hereunder shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

(a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Sections 3.4 and 4.2; and

(b) all of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the Closing Date (with appropriate modifications permitted under this Agreement); and

(c) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the Closing Date; and

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(d) as of Closing, Seller (as landlord) shall not be in material, monetary default under the terms of any Lease beyond any applicable grace or cure period;

(e) any existing mortgages/deeds of trust and other loan documents and any other voluntary liens created by Seller that encumber the Property shall be satisfied and released at Closing;

(f) Purchaser shall have received satisfactory (to Purchaser) (i) Tenant Estoppels from the required number of tenants at the Real Property, as supplemented, pursuant to Section 3.5 by Seller estoppels, to satisfy the Tenant Estoppel Requirement, and (ii) the REA estoppel in substantially the form of Exhibit R attached hereto;

(g) as of the Closing Date all existing management, leasing, brokerage and like-agreements shall be terminated and fully discharged by Seller;

(h) as of the Closing Date, (i) Seller (as landlord) shall not be in material default under any of the Leases beyond any applicable grace or cure period and (ii) except as otherwise expressly provided in this Agreement, all tenants shall be paying rent (which does not require that there be no tenant default in rent as of Closing); and

(i) no tenant shall have become entitled to reduce its rent or any other payments due from it or under its lease, cancel or terminate its lease or modify in any material respect any of its other obligations thereunder on account of any Named Tenant’s having ceased operating in its premises after the expiration of the Inspection Period but prior to Closing for any reason other than fire or other casualty or remodelling.

In the event any of the foregoing conditions precedent shall not have been timely satisfied, Purchaser shall not exercise any of its remedies for failure of such condition unless and until Purchaser has given Seller ten (10) days prior written notice of the failure of such condition(s), and Seller shall have failed to cause the satisfaction of such condition(s) within such ten (10) day period.

Section 4.7 Conditions Precedent to Obligation of Seller. The obligation of Seller to consummate the transaction hereunder shall be subject to the fulfillment on or before the date of Closing of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

(a) Seller shall have received at Closing the Purchase Price (as adjusted as provided herein) pursuant to and payable in the manner provided for in this Agreement;

(b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 4.3;

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(c) all of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date (with appropriate modifications permitted under this Agreement); and

(d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the Closing Date.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 5.1 Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.2(g):

(a) Organization and Authority. Seller has been duly organized and is validly existing under the laws of the State of Alabama. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Seller is authorized to do so.

(b) Pending Actions. To Seller's knowledge, Seller has not received written notice of any action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Seller which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

(c) Lease Brokerage. To Seller's knowledge, there are no agreements with brokers providing for the payment from and after the Closing by Seller or Seller's successor-in-interest of leasing commissions or fees for procuring tenants with respect to the Property, except for the leasing fees or commissions payable pursuant to Section 4.4(b)(viii).

(d) Condemnation. To Seller's knowledge, Seller has received no written notice of any condemnation proceedings relating to the Property.

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(e) Litigation. To Seller's knowledge, except as set forth on Exhibit O attached hereto, and except tenant eviction proceedings, tenant bankruptcies, proceedings for the collection of delinquent rentals from tenants and proceedings related to claims for bodily or personal injuries to or death of any person or persons or damage to property due to events occurring at the Property, Seller has not received written notice of any litigation which has been filed against Seller that arises out of the ownership of the Property and that would materially affect the Property or use thereof, or Seller's ability to perform hereunder;

(f) Violations. To Seller's knowledge, except as set forth on Exhibit P attached hereto or as disclosed in any reports provided to Purchaser, Seller has not received written notice of any uncured violation of any federal, state or local law relating to the use or operation of the Property which would materially adversely affect the Property or use thereof;

(g) Leases. To Seller's knowledge, the rent roll attached hereto as Exhibit Q (the "Rent Roll") lists all of the Leases currently affecting the Property and the information described by the Rent Roll is true and correct in all material respects as of the date thereof; and

(h) Hazardous Substances. To Seller's knowledge, and except as disclosed in any Environmental Reports provided to or obtained by Purchaser, Seller has not received written notice that any Hazardous Substances (as hereinafter defined) have been released or discharged on, in or from the Real Property in violation of any applicable Environmental Laws (as hereinafter defined). For purposes of this Agreement, (a) the term "Hazardous Substances" shall mean and include any substance which is or contains: (i) any “hazardous substance” as now or hereafter defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as now or hereafter amended (42 U.S.C. Section 9601 et seq.) (“CERCLA”) or any regulations now or hereafter promulgated under CERCLA; (ii) any “hazardous waste” as now or hereafter defined in the Resource Conservation and Recovery Act of 1976, as now or hereafter amended (42 U.S.C. Section 6901, et seq.) (“RCRA”) or any regulations now or hereafter promulgated under RCRA; (iii) any substance now or hereafter regulated by the Toxic Substances Control Act, as now or hereinafter amended (15 U.S.C. Section 2601, et seq.) (“TSCA”), or any regulations now or hereafter promulgated under TSCA; (iv) gasoline, diesel fuel, oil or other petroleum products or derivatives or fractions thereof; (v) asbestos or asbestos-containing materials in any form, whether friable or non-friable; (vi) polychlorinated biphenyls; (vii) radon gas; or (viii) any other substances, materials or wastes which are now or hereafter regulated or classified or considered to be mutagenic, carcinogenic, radioactive, hazardous or toxic under any existing or future federal, state or local law, statute, court decision, common law, code, ordinance, order, rule or regulation relating to hazardous or toxic substances, materials or wastes or the protection of the environment or human health; and (b) the term “Environmental Laws” shall mean and include CERCLA, RCRA, TSCA and all other federal, state and local laws, statutes, court decisions, common law, codes, ordinances, orders, rules and regulations relating to Hazardous Substances or the protection of the environment or human health, as same now exist and as hereafter adopted, promulgated and amended.

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Section 5.2 Knowledge Defined. References to the "knowledge" of Seller shall refer only to the current actual knowledge of the Designated Representative (as hereinafter defined) of Seller, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of Seller, to any property manager, to any other officer, or to any agent, manager, member, partner, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains. As used herein, the term "Designated Representatives" shall refer to and shall be limited to Jennifer P. Autrey, Vice President of Seller’s Manager.

Section 5.3 Survival of Seller's Representations and Warranties. The representations and warranties of Seller set forth in Section 5.1, as updated as of the Closing in accordance with the terms of this Agreement, shall survive Closing for a period of one (1) year, subject to Sections 9.2 and 9.3. No claim for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser at or prior to Closing. Purchaser agrees to first seek recovery under any insurance policies and Leases prior to seeking recovery from Seller, and Seller shall not be liable to Purchaser if Purchaser's claim is satisfied from such insurance policies or Leases. Should Purchaser have suffered damages greater than those recovered under such insurance policies and Leases, Purchaser shall initially absorb the first Twenty-Five Thousand and No/100 Dollars ($25,000.00) of such excess before filing a claim against Seller, and then such claim shall be for the full amount of any unrecovered damages.

Section 5.4 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

(a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, Seller shall use commercially reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the date hereof;

(b) Except as provided hereinbelow, a copy of any amendment, renewal or expansion of an existing Lease or of any new Lease which Seller wishes to execute after the expiration of the Inspection Period and prior to the Closing of this sale will be submitted to Purchaser for approval prior to execution by Seller unless an expansion or renewal is already provided for in the Lease. Purchaser agrees to notify Seller in writing within five (5) business days after its receipt thereof of either its approval or disapproval thereof, including all Tenant Inducement Costs and leasing commissions to be incurred in connection therewith, failing which timely notice such instrument shall be deemed approved.

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(c) Seller may, in the ordinary course of operating the Real Property enter into any new Lease for not more than two thousand (2,000) square feet of floor space at a fixed rent of Thirty and No/100 Dollars ($30.00)/ square foot, provided the initial term is not greater than three (3) years, the tenant has no more than a single two (2) year extension option at a rent no lower than that during the initial term, Seller pays at or prior to Closing all leasing commissions and Tenant Inducement Costs related thereto, such Lease is "net" without any caps on the tenant's share of CAM Costs and there is no free rent or other concession applicable to a period of time after Closing. A draft of any such new lease shall be submitted to Purchaser prior to execution by Seller. Purchaser shall not unreasonably withhold its approval thereof, and such approval shall not be required for any new lease which is within all of the foregoing parameters.

Section 5.5 Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to Seller as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 4.3(d) hereof:

(a) Organization and Authority. Purchaser has been duly organized and is validly existing under the laws of the State of its formation. Purchaser has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement. The person signing this Agreement on behalf of Purchaser is authorized to do so;

(b) Pending Actions. To Purchaser's knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement; and

(c) No Purchase Broker. Purchaser has not engaged a broker to represent it in connection with the transaction contemplated by this Agreement and has dealt with no broker in connection therewith other than Seller's Broker.

Section 5.6 Survival of Purchaser's Representations and Warranties. The representations and warranties of Purchaser set forth in Section 5.5, as updated as of the Closing in accordance with the terms of this Agreement, shall survive Closing for the same period as the survival period specified for Seller's representations and warranties under Section 5.3.

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ARTICLE VI

DEFAULT

Section 6.1 Default by Purchaser. In the event the sale of the Property as contemplated hereunder is not consummated due to Purchaser's default hereunder, Seller shall be entitled, as its sole remedy (subject to Section 6.3), to terminate this Agreement and receive the Deposit as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Deposit is a reasonable estimate thereof.

Section 6.2 Default by Seller. In the event the sale of the Property as contemplated hereunder is not consummated due to Seller's default hereunder and such default is not cured within ten (10) days following Seller’s receipt of notice thereof, Purchaser shall be entitled, as its sole remedy, either (a) to receive the return of the Deposit, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder or (b) to enforce specific performance of Seller's obligations required by the terms of this Agreement (including a claim for reasonable attorney fees and costs of suit). Purchaser shall be deemed to have irrevocably waived its right to enforce specific performance and to have elected to terminate this Agreement and receive back the Deposit if Purchaser fails to file suit for specific performance against Seller in a court of competent jurisdiction in Rankin County, Mississippi, on or before ninety (90) days following the date upon which Closing was to have occurred.

Section 6.3 Recoverable Damages; Attorneys Fees. Notwithstanding Sections 6.1 and 6.2 hereof, (a) in no event shall the provisions of Sections 6.1 and 6.2 limit the damages recoverable by either party against the other party due to the other party's obligation to indemnify such party in accordance with the express provisions of this Agreement and (b) in the event of any litigation between the parties under this Agreement, either prior to Closing or relating to post-Closing provisions which by other terms survive the Closing, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs, including those for trial, appellate and post-judgment proceedings. In the event the remedy of specific performance is not reasonably available to Purchaser as the result of a willful and intentional default by Seller hereunder at or prior to Closing (such as, but not limited to, a conveyance of the Property by Seller to a third party, Purchaser shall have the right to bring an action against Seller for its actual compensatory damages (but not including any lost profits or consequential, exemplary or punitive damages); provided, however, notwithstanding anything to the contrary provided herein or at law or in equity, said damages shall be capped and shall not under any circumstances exceed the sum of Seven Hundred Fifty Thousand and No/100 Dollars ($750,000.00).

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ARTICLE VII

RISK OF LOSS

Section 7.1 Minor Damage. In the event of loss or damage to the Real Property or any portion thereof which is not "Major" (as hereinafter defined), this Agreement shall remain in full force and effect provided that Seller shall, at Seller's option, either (a) perform any necessary repairs or (b) assign to Purchaser all of Seller's right, title and interest in and to any claims and proceeds Seller may have with respect to any property insurance policies or condemnation awards as the result of such loss or damage relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use commercially reasonable efforts to complete such repairs promptly and the Closing Date shall be extended a reasonable time (not to exceed a total of sixty (60) days) in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy or the cost of such repairs as determined in accordance with Section 7.3. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

Section 7.2 Major Damage. In the event of a "Major" loss or damage to the Real Property, Purchaser may terminate this Agreement by written notice to the Seller given prior to the restoration of such loss and damage, in which event the Deposit shall be promptly returned to Purchaser. If Purchaser has not elected to terminate this Agreement within twenty (20) days after Seller sends Purchaser written notice of the occurrence of such Major loss or damage (which notice shall state the estimated cost of repair or restoration thereof as opined by an architect in accordance with Section 7.3), then Purchaser shall be deemed to have elected to proceed with Closing, in which event Seller shall, at Seller's option, either (a) perform any necessary repairs, or (b) assign to Purchaser all of Seller's right, title and interest in and to any claims and proceeds as the result of such loss or damage Seller may have with respect to any property insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Real Property, Seller shall use commercially reasonable efforts to complete such repairs promptly and the Closing Date shall be extended a reasonable time (not to exceed a total of one hundred fifty (150) days) in order to allow for the completion of such repairs. If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller's insurance policy or the cost of such repairs as determined in accordance with Section 7.3 hereof. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

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Section 7.3 Definition of "Major" Loss or Damage. For purposes of Sections 7.1 and 7.2, "Major" loss or damage refers to the following: (a) loss or damage to the Real Property such that the cost of repairing or restoring the premises in question to substantially the same condition which existed prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than an amount which is Two Million Four Hundred Sixty Thousand and No/100 Dollars ($2,460,000.00), (b) any loss due to a condemnation (or threat of condemnation) which materially impairs (or which would materially impair) the current use of the Real Property, (c) any taking of a point of access to or from the Real Property, or (d) any taking of any parking at the Real Property. If Purchaser does not give written notice to Seller of Purchaser's reasons for disapproving an architect within five (5) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller. The dollar amount in clause (a) is conditioned on (i) there being available for the benefit of Purchaser from and after Closing full rent interruption insurance under Seller's existing insurance policy, (ii) such casualty's being fully insured by such policy except for any deductible, (iii) the insurer's agreement to make available to Purchaser the proceeds of such rent interruption insurance attributable to the period beginning with Closing and continuing through the completion of the repair or restoration of such casualty, and (iv) the insurer's agreement to make available to Purchaser after Closing such portion of such proceeds as is necessary to complete the repairs and restoration which shall not have been completed as of the Closing Date. Therefore, if any condition in (i) – (iv) in the immediately preceding sentence is not satisfied, the dollar amount in clause (a) of the first sentence of this Section shall be deemed to be Five Hundred Thousand and No/100 Dollars ($500,000.00).

ARTICLE VIII

COMMISSIONS

Section 8.1 Brokerage Commissions. With respect to the transaction contemplated by this Agreement, Seller represents that its sole broker in connection with this transaction is CBRE, Inc. (the "Seller's Broker"). Seller agrees to pay the Seller's Broker a real estate commission as provided under separate agreement between Seller and Seller’s Broker if, but only if, this sale is consummated. Each party hereto agrees that if any person or entity, other than the Seller's Broker, makes a claim for brokerage commissions or finder's fees related to the sale of the Property by Seller to Purchaser and such claim is made by, through or on account of any acts or communications or alleged acts or communications of said party or its representatives, said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense (including reasonable attorneys' fees) in connection therewith. The provisions of this Section 8.1 shall survive Closing or any termination of this Agreement.

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ARTICLE IX

DISCLAIMERS AND WAIVERS

Section 9.1 No Reliance on Documents. Except as expressly set forth in this Agreement, Seller has not made and shall not be deemed to have made any representation or warranty of any kind as to the truth, accuracy or completeness of any reports, materials, data or information heretofore or hereafter delivered by Seller, ARMI, Seller’s Broker or Seller’s agents to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all reports, materials, data and information heretofore or hereafter delivered by Seller or such other persons to Purchaser in connection with the transaction contemplated hereby have been and will be provided to Purchaser as a convenience only and that any reliance on or use of such reports, materials, data or information by Purchaser shall be at the sole risk of Purchaser, except as otherwise expressly set forth in this Agreement. Neither Seller, nor, Seller’s Broker, any affiliate or agent of Seller, nor any members, managers, officers, directors, shareholders, partners, agents, servants or employees of Seller or of any of its affiliates, brokers or agents (collectively, the "Seller Parties"), shall have any liability to Purchaser for any inaccuracy in or omission from any such reports, materials, data or information.

SECTION 9.2 AS-IS SALE; DISCLAIMERS. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, IT IS UNDERSTOOD AND AGREED THAT NEITHER SELLER NOR ANY OF ITS REPRESENTATIVES, INCLUDING WITHOUT LIMITATION SELLER’S BROKER, IS MAKING AND SHALL NOT AT ANY TIME BE DEEMED TO HAVE MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER, AND PURCHASER SHALL ACCEPT, THE PROPERTY "AS IS, WHERE IS, WITH ALL FAULTS AND DEFECTS", EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT. PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, OFFERING PACKAGES OR MEMORANDA DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, SELLER’S BROKER OR ANY AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT. PURCHASER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD "AS-IS, WHERE IS, WITH ALL FAULTS AND DEFECTS."

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PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS SUBSTANCES ON, IN OR UNDER OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER'S INVESTIGATIONS, AND PURCHASER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER AND ALL OTHER SELLER PARTIES (AS SAID TERM IS HEREIN DEFINED) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING BUT NOT LIMITED TO CAUSES OF ACTION ARISING BY, IN OR UNDER CONTRACT, TORT, STATUTE OR ANY OTHER LEGAL OR EQUITABLE THEORY WHATSOEVER), RIGHTS OR CLAIMS OF CONTRIBUTION, LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER OR ANY OF THE OTHER SELLER PARTIES AT ANY TIME BY REASON OF OR ARISING OUT OF OR IN ANY WAY CONNECTED WITH (SUBJECT TO THE TERMS OF THIS AGREEMENT) ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY, INCLUDING BUT NOT LIMITED TO ANY ENVIRONMENTAL LAWS APPLICABLE TO THE PROPERTY OR ANY HAZARDOUS SUBSTANCES LOCATED ON, IN OR UNDER OR DISCHARGED FROM THE PROPERTY.

SECTION 9.3 EXCULPATION OF SELLER AND OTHER SELLER PARTIES. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR IN ANY EXHIBITS ATTACHED HERETO OR IN THE DEED AND ANY AND ALL ASSIGNMENTS AND OTHER AGREEMENTS AND DOCUMENTS EXECUTED OR TO BE EXECUTED IN CONNECTION HEREWITH (COLLECTIVELY, INCLUDING THIS AGREEMENT, SAID EXHIBITS, THE DEED AND ANY AND ALL ASSIGNMENTS AND OTHER AGREEMENTS AND DOCUMENTS EXECUTED OR TO BE EXECUTED IN CONNECTION HEREWITH, THE "PURCHASE DOCUMENTS"), IT IS EXPRESSLY UNDERSTOOD AND AGREED BY AND BETWEEN THE PARTIES HERETO THAT FROM AND AFTER THE CLOSING OF THIS SALE:

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(A) THE RECOURSE OF PURCHASER OR ITS SUCCESSORS OR ASSIGNS AGAINST SELLER WITH RESPECT TO ANY BREACH OR ALLEGED BREACH BY OR ON THE PART OF SELLER OF ANY REPRESENTATION, WARRANTY, COVENANT, UNDERTAKING, INDEMNITY OR AGREEMENT CONTAINED IN ANY OF THE PURCHASE DOCUMENTS (COLLECTIVELY, THE "SELLER'S UNDERTAKINGS") AND NOT ADDRESSED BY SECTION 5.3 AND 6.3 SHALL BE LIMITED TO AN AMOUNT NOT TO EXCEED TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) IN THE AGGREGATE OF ALL MONETARY RECOURSE OF PURCHASER UNDER THE PURCHASE DOCUMENTS;

(B) PURCHASER HAS WAIVED AND DOES HEREBY FULLY AND IRREVOCABLY WAIVE AND RELEASE ANY AND ALL CLAIMS ARISING FROM OR AS THE RESULT OF OR IN ANY WAY CONNECTED WITH A BREACH OF ANY SELLER UNDERTAKING UNLESS PURCHASER HAS GIVEN SELLER WRITTEN NOTICE OF SUCH CLAIM PRIOR TO THE DATE WHICH IS TWO HUNDRED SEVENTY (270) DAYS AFTER THE CLOSING DATE AND PURCHASER HAS FILED SUIT WITHIN SIXTY (60) DAYS AFTER DELIVERY TO SELLER OF ANY SUCH NOTICE OF CLAIM; AND

(C) NO PERSONAL LIABILITY OR PERSONAL RESPONSIBILITY OF ANY SORT WITH RESPECT TO ANY OF THE SELLER'S UNDERTAKINGS OR ANY ALLEGED BREACH THEREOF IS ASSUMED BY, OR SHALL AT ANY TIME BE ASSERTED OR ENFORCEABLE AGAINST, ANY OF THE SELLER PARTIES (AS SAID TERM IS DEFINED ABOVE) EXCEPT AND ONLY TO THE EXTENT AS PROVIDED WITH RESPECT TO THE SELLER (BUT NOT ANY OTHER SELLER PARTIES) IN (A) AND (B) ABOVE.

Section 9.4 Survival of Disclaimers. The provisions of this Article IX shall survive Closing or any termination of this Agreement.

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ARTICLE X

MISCELLANEOUS

Section 10.1 Confidentiality. Purchaser and its attorneys and other representatives shall (a) use solely for the purpose of evaluating the possible acquisition of the Property and (b) hold in strictest confidence all reports, materials, data and information provided to or obtained by Purchaser with respect to the Property, Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others (unless required by law (including SEC reporting requirements of affiliates of Purchaser) (the “Confidentiality Requirements”); provided, however, that it is understood and agreed that Purchaser may disclose such reports, materials, data and information to the employees, lenders, consultants, accountants and attorneys of Purchaser who need to know such information for the purpose of giving advice with respect to, or closing, the sale contemplated by this Agreement, provided that Purchaser shall notify all such persons in writing to treat such reports, materials, data and information confidentially. In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly destroy or return to Seller any and all copies of all reports, materials, data and other written information obtained from Seller, ARMI or Seller’s Broker in connection with this Agreement or the transaction contemplated herein. In the event of a breach or threatened breach of this Section by Purchaser or its agents or representatives, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach. Except for any claims or damages arising from the negligence or willful misconduct of Seller, Purchaser shall indemnify Sellers against all costs, claims and damages, including reasonable attorneys’ fees, suffered or sustained as the result of Purchaser’s breach of the Confidentiality Obligations. The provisions of this Section 10.1 shall survive Closing and termination of this Agreement.

Section 10.2 Public Disclosure. Prior to Closing, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form approved in writing by Purchaser and Seller. Provided, however, Purchaser shall be permitted to disclose (without the prior approval of Seller) the pendency of this transaction through its nominee SEC filing requirements.

Section 10.3 Assignment. Subject to the provisions of this Section 10.3, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto. Purchaser may assign its rights under this Agreement without first obtaining Seller's written approval to an affiliate provided such affiliate assumes Purchaser’s obligations under this Agreement. In the event Purchaser intends to assign its rights hereunder, Purchaser shall notify Seller at least 5-business days prior to Closing by providing Seller a copy of such assignment and assumption agreement. Purchaser shall not be released and discharged from any liability or obligation hereunder on account of such assignment. The provisions of this Section 10.3 shall survive the Closing and termination of this Agreement.

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Section 10.4 Notices. Any notice, request or demand pursuant to this Agreement or any Purchase Documents shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery or (c) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon first receipt or first refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above as a courtesy only (i.e., the receipt or non-receipt of the follow-up copy of any notice shall have no bearing on the effectiveness of the notice originally delivered). Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:	Dogwood Festival, L.L.C. c/o Aronov Realty Management, Inc. 3500 Eastern Boulevard Montgomery, AL 36116-1781 Attn: Jake F. Aronov Telephone No. (334) 277-1000 Telecopy No. (334) 271-0477

with a copy (which shall not constitute notice) to:	William K. Martin Capell & Howard, P.C. 150 South Perry Street Montgomery, AL 36104 Telephone No. (334) 241-8024 Telecopy No. (334) 241-8224

If to Purchaser:	IREIT Business Manager and Advisor, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Lou Quilici, Senior Vice President Telephone No. 630-218-8000 Telecopy No. 630-218-4935

with a copy (which shall not constitute notice) to:	The Inland Real Estate Group, Inc. Attention: Robert Baum, General Counsel 2901 Butterfield Road Oak Brook, IL 60523 Telephone No. 630-218-8000 Telecopy No. 630-218-4900 and 630-571-2360

The notice provisions of this Section 10.4 shall survive the Closing or the termination of this Agreement. Notice may be given ay a party's counsel.

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Section 10.5 Tax Deferred Exchange. Either Purchaser or Seller (or both) may elect to treat this transaction as a tax-deferred exchange under Section 1031 of the Internal Revenue Code, as amended, and each party agrees to cooperate and to execute such documents as may be reasonably necessary in connection therewith, provided and upon the conditions that:

(a) The party requesting such tax-deferred exchange shall pay all costs and expenses and shall perform all obligations required in order to accomplish such tax-deferred exchange;

(b) Such tax-deferred exchange shall be accomplished through a third-party intermediary, and the other party shall not be required to acquire title to any other property, to assume any other purchase or sale agreements, or to enter into any other agreement with any party (including the intermediary) pay or incur any costs, expenses or liabilities in connection therewith;

(c) The Closing of this sale shall not be delayed as the result of such tax-deferred exchange, and the obligations and liabilities hereunder of the party requesting such exchange, and the rights and remedies hereunder of the other party, shall not be reduced or affected as the result of such exchange; and

(d) The consummation of the transaction evidenced by this Agreement shall not be conditioned upon the ability of such party to effect such tax-deferred exchange. In the event the exchange transaction does not close, the transaction contemplated by this Agreement shall be consummated directly between Seller and Purchaser pursuant to the terms and conditions hereof. Neither party makes any representation to the other as to whether or not any such exchange transaction will qualify as a tax-deferred exchange.

Section 10.6 Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

Section 10.7 Entire Agreement. This Agreement, including the exhibits and schedules attached hereto, contains the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter, other than any confidentiality agreement executed by Purchaser in connection with the Property.

Section 10.8 Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement in accordance with the terms and conditions hereof. The provisions of this Section 10.8 shall survive Closing.

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Section 10.9 Counterparts. This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Section 10.10 Facsimile and Email Signatures. In order to expedite the transaction contemplated herein, telecopied and emailed signatures may be used in place of original signatures on this Agreement and on any documents executed in connection with the transaction contemplated by this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied or emailed document, are aware that the other party will rely on the telecopied or emailed signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement or of any documents executed in connection with the transaction contemplated by this Agreement based on the form of signature.

Section 10.11 Severability. If any provision or any part of any provision of this Agreement or the application thereof to any person or circumstance shall be held illegal, invalid or unenforceable to any extent by any court or arbitration panel of competent jurisdiction, such holding shall not affect the remaining provisions or parts of provisions of this Agreement or the application thereof to any other persons or circumstances, and all of the provisions of this Agreement shall be enforced to the fullest extent permitted by law.

Section 10.12 Applicable Law. This Agreement and the documents to be executed and delivered at Closing are and shall be governed by and construed in accordance with the laws of the State in which the Property is located, without regard to any applicable principles of conflicts of law. Purchaser and Seller agree that the provisions of this Section 10.12 shall survive the Closing or any termination of this Agreement.

Section 10.13 No Third-Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing (except to the extent that the exculpation, disclaimer and release provisions contained in Article IX hereof are for the benefit of the Seller and the other Seller Parties as provided therein). The provisions of this Section shall survive the Closing or any termination of this Agreement.

Section 10.14 Captions; Section References. The Article, Section and Paragraph captions and headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent or for any purpose, to limit or define the text of any section or any subsection hereof. Unless otherwise expressly provided, all references to a Section are references to Sections of this Agreement. Whenever “herein” is used, it shall refer to this entire Agreement.

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Section 10.15 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

Section 10.16 Recordation. This Agreement may not be recorded by any party hereto without the prior written consent of the other party hereto. The provisions of this Section 10.15 shall survive the Closing or any termination of this Agreement.

Section 10.17 Singular, Plural and Genders. As used herein, words in the singular number shall be deemed to include the plural, words in the plural number shall be deemed to include the singular, and words indicating any gender shall be deemed to include all other genders, where the context would so require or permit.

Section 10.18 Time Periods; Time is of the Essence. In the event the time for performance of any obligation hereunder expires on a day that is not a business day, the time for performance shall be extended to the next business day. As used herein, the term "business day" shall mean any day other than a Saturday, a Sunday or any day that is a legal holiday in the state where the Property is located. Time is of the essence hereunder.

Section 10.19 Waiver of Trial by Jury. Seller and Purchaser, to the extent they may legally do so, hereby expressly waive any right to trial by jury of any claim, demand, action, cause of action, or proceeding arising under or with respect to this Agreement, or in any way connected with, or related to, or incidental to, the dealings of the parties hereto with respect to this Agreement or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and irrespective of whether sounding in contract, tort, statute, or any other legal or equitably theory. To the extent they may legally do so, Seller and Purchaser hereby agree that any such claim, demand, action, cause of action, or proceeding shall be decided by a court trial without a jury and that any party thereto may file an original counterpart or a copy of this Section with any court as written evidence of the consent of the other party or parties hereto to waiver of its or their right to trial by jury. The provisions of this Section shall survive Closing or any termination of this Agreement.

THE SUBMISSION OF THIS AGREEMENT FOR EXAMINATION IS NOT INTENDED TO, NOR SHALL, CONSTITUTE AN OFFER TO SELL, OR A RESERVATION OF, OR OPTION OR PROPOSAL OF ANY KIND FOR THE PURCHASE OF THE PROPERTY. IN NO EVENT SHALL ANY DRAFT OF THIS AGREEMENT CREATE ANY OBLIGATION OR LIABILITY, IT BEING UNDERSTOOD AND AGREED THAT THIS AGREEMENT SHALL BE EFFECTIVE AND BINDING ONLY IF AND WHEN A COUNTERPART HEREOF HAS BEEN EXECUTED AND DELIVERED BY EACH PARTY HERETO TO ESCROW AGENT. ESCROW AGENT SHALL DATE THIS AGREEMENT WITH THE DATE ON WHICH ESCROW AGENT SHALL HAVE RECEIVED THIS AGREEMENT OR COUNTERPARTS OF THIS AGREEMENT EXECUTED BY BOTH PURCHASER AND SELLER (AND SUCH DATE SHALL BE THE "EFFECTIVE DATE" FOR PURPOSES HEREOF).

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Section 10.20 Men's Wearhouse; Soma. If (a) either of the tenants under the Men's Wearhouse and Soma leases (each a "Required Lease" and collectively, the "Required Leases") are not as of Closing paying the Fixed Rents or Tenant Contributions provided for under their respective leases and (b) there are as of Closing any unpaid Tenant Inducement Costs with respect to either of the tenants under the Required Leases, there shall be held in escrow by Escrow Agent at Closing, in an interest bearing account at the bank approved by Seller and Purchaser with respect to the Deposit, such portion of the Purchase Price as equals the total of the following (the "Escrowed Funds"):

(i) the amount of such Fixed Rents and Tenant Contributions that would be due from the tenant under each Required Lease were it making such payments for the period beginning on the Closing Date and extending until two (2) years after Closing;

(ii) the amount of such unpaid Tenant Inducement Costs; and

(iii) the amount of unpaid leasing commissions with respect to the Required Leases.

The terms of such escrow shall be that the Escrowed Funds shall be used only to pay (a) Purchaser the Fixed Rents and Tenant Contributions that would be due under the Required Leases, were such tenants making such payments beginning on the Closing Date, until the earlier of (a) the tenants under the Required Leases begin making those payments to Purchaser or (b) two (2) years after Closing, (b) the tenant, when due, any Tenant Inducement Costs under its Required Lease and (c) any third party, when due, any leasing commission. The details of the escrow agreement shall be agreed upon by the parties and by Escrow Agent within ten (10) business days after the Effective Date, failing which this Agreement shall automatically terminate with the Initial Deposit being promptly refunded to Purchaser. . The escrow agreement shall include, without limitation, mutually agreeable terms and conditions for (a) Seller’s finding a replacement lease satisfactory to Purchaser if the tenant under a Required Lease defaults in beginning to pay the rent and extra charges when required under its lease, (b) no disbursement of Escrowed Funds with respect to a Required Lease to pay any sum due Purchaser with respect to the other Required Lease and (c) once either such tenant begins paying the rent and extra charges, the remaining Escrowed Funds with respect to such tenant’s lease shall be promptly released to Seller.

SIGNATURES ON NEXT PAGE

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

WITNESS:	SELLER:

/s/ Heather Hatts	DOGWOOD FESTIVAL, L.L.C, an Alabama limited liability company

	By:	Dogwood Management, Inc. an Alabama corporation, as its Manager

		By:	/s/ Jake F. Aronor
		Name:	Jake F. Aronor
		Title:	President

WITNESS:	PURCHASER:

/s/ Sharon Anderson-Cox	IREIT BUSINESS MANAGER AND ADVISOR, INC. An Illinois corporation

	By:	/s/ Lou Quilici
	Name:	Lou Quilici
	Title:	SVP

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CONSENT

Escrow Agent executes this Consent solely for the purpose of acknowledging that it agrees to be bound by the provisions of Sections 1.4(a) and 1.5 hereof. Escrow Agent is not a party to the Sale Agreement.

WITNESS:	ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

	By:	/s/ Nancy R. Castro
	Name:	Nancy R. Castro
	Title:	VP
	Date:Signed:	5/2/14

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EXHIBIT A

DESCRIPTION OF LAND

PARCEL 1: Lot 1-A of the Resurvey of Lots A and B of the Resurvey of Dogwood Festival Market according to a map or plat thereof which is on file and of record in the Office of the Chancery Clerk of Rankin County at Brandon, Mississippi, in Plat Cabinet E, Slots 15 and 16.

PARCEL 2: Lots C, D and E, Resurvey of Dogwood Festival Market according to a map or plat thereof which is on file and of record in said office in Plat Cabinet C, Slots 293 and 294.

39

EXHIBIT B

LIST OF PERSONAL PROPERTY

Dogwood Festival, LLC

Statues

Italian Fountain

Benches

Trash Cans

Ash Urns

Planters & Pots

Sound System

Christmas Décor

6 Large Reindeer

17 Lamp Post Wreaths

16 Banners

Spring Décor

34 Banners

3 Mailbox Clusters

2 Dell Computers

1 HP LaserJet 1300 Printer

2 Desks

2 Computer Desks

2 Office Chairs

2 Customer Chairs

2 Four Drawer Filing Cabinets

2 Generators

1 2000 PSI Pressure Washer

40

EXHIBIT C

LIST OF ASSIGNABLE SERVICE CONTRACTS

Gift Card Processor Discover Financial Services, LLC Date of Agreement: 7/25/06

Amended: 12/7/06

Gift Card Issuer Branch Banking & Trust Company (BB&T) Date of Agreement: 5/9/10

Amended: 8/22/10

Fire Monitoring Capital Security Services, Inc. Date of Agreement: 1/14/2002

Landscaping B.C. Landscape Lawn Service, LLC Date of Agreement: 11/28/2013

Muzak Metro Communications Date of Agreement: 4/8/2002

Postage Meter Pitney Bowes Date of Agreement: 2/22/2012

Security & Maintenance ERMC II, LP Date of Agreement: 4/8/2002

Sprinkler Inspections Southeastern Automatic Sprinkler Date of Agreement: 3/11/2005

Sweeping ERMC II, LP Date of Agreement: 11/01/2002

NOTE: One or more of the above Service Contracts may have expired by its terms, but the parties thereto have continued to treat the same as remaining in effect.

41

EXHIBIT D

LIST OF ENVIRONMENTAL REPORTS

Dogwood Festival, LLC

Phase I Environmental Site Assessment, Prepared by Gallet & Associates, dated 12/3/99

Phase I Environmental Site Assessment Updated, Prepared by Gallet & Associates, dated 10/30/00

Phase I Environmental Site Assessment Updated, Prepared by Gallet & Associates, dated 11/18/02

Phase I Environmental Site Assessment, Prepared by AEI Consultants, dated 1/29/13

42

EXHIBIT E

TENANT ESTOPPEL CERTIFICATE

To: 1. ____________________, its lenders, successors and assigns (“Purchaser”)

____________________

____________________

Attention: Sharon Anderson-Cox

2. _______________ (hereinafter referred to as "Seller" or "Landlord"):

c/o Aronov Realty Management, Inc.

3500 Eastern Boulevard (36116)

PO Box 5000 (36123-5000)

Montgomery, Alabama

Re:	Lease Agreement dated and amended (“Lease”), between ______________ as Landlord, and , as “Tenant, guaranteed by (“Guarantor”) for leased premises known as _________________________________________________ (the “Premises”) of the property commonly known as __________ Shopping Center in or near _________, _______ (the “Property”).

1.	Tenant hereby certifies that the following information with respect to the Lease is to Tenant’s knowledge accurate and complete as of the date hereof:

a. Dates of all amendments, letter agreements, modifications and waivers related to the Lease: _______________________________________________________________________________.

b. Commencement Date: ____________________________________________________________.

c. Expiration Date: _________________________________________________________________.

d. Current Annual Base Rent: _______________________________________________________

e. Fixed or CPI Rent Increases: Adjustment Date Rental Amount

______________ _____________

f. Square Footage of Premises: _______________________________________________________.

g. Security Deposit Paid to Landlord: ___________________________________________.

h. Renewal Options: Additional Terms for years at $ per year.

i. Termination Options: Termination Date: ________________________________________.

Fees Payable: ___________________________________________.

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2. Tenant further certifies to Purchaser and Seller that:

a. the Lease (as amended and modified by the instruments set out in 1.a. above) is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;

b. the Lease has not been assigned, and the Premises have not been sublet, by Tenant, except as follows (if none, add NONE):_____________________________;

c. Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given, except as follows (if none, add NONE):_____________________________;

d. Tenant is open for business or is operating its business at the Premises;

e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges, except as follows (if none, add NONE):_____________________________;

f. except as may be provided in the Lease, Landlord has no obligation to segregate the security deposit or to pay interest thereon;

g. Landlord is not in default under the Lease, except as follows (if none, add NONE):_____________________________;

h. Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease, except as follows (if none, add NONE):_____________________________;

i. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in 1(i));

j. except as may be provided in the Lease, Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;

k. Tenant is not affiliated or related or under common ownership or control with Seller in any manner whatsoever; and

l. Current Annual Base Rent has been paid through ______________________________, 2014.

3.	This certification is made with the knowledge that Seller may sell and Purchaser may acquire title to the Property, and Purchaser's Lender (the "Lender") is about to provide Purchaser with financing which shall be secured by a Deed of Trust, Mortgage or Deed to Secure Debt, Security Agreement and Assignment of Rents, Leases and Contracts (“Mortgage”) upon the Property. All rent payments under the Lease shall continue to be paid to Seller in accordance with the terms of the Lease unless and until Tenant is notified in writing that the Property has been sold and conveyed by Seller to Purchaser. Tenant acknowledges that, if and when said sale is consummated, Purchaser’s interest in the Lease (as landlord) will be duly assigned to Lender as security for Lender’s loan to Purchaser. In the event Tenant is notified in writing that the Property has been sold and conveyed to Purchaser, all rent payments under the Lease shall continue to be paid to Purchaser in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Lender or its successors and assigns. In the event that Lender succeeds to landlord’s interest under the Lease, Tenant agrees to recognize Lender as the landlord at Lender’s request provided Lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Seller, Purchaser, Lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

[TENANT]

By:

Its:

Date: , 2014

44

GUARANTOR ESTOPPEL CERTIFICATE

To: ____________________, its lenders, successors and assigns (“Purchaser”)

_____________________

_____________________

Attn: Sharon Anderson-Cox

Re:	Guaranty Agreement dated (“Guaranty of Lease”) pertaining to that certain lease dated between as Landlord and as Tenant for leased premises known as (the “Premises”) located at the property commonly known as (the “Property”).

1.	Guarantor certifies to Lender and Purchaser that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above; (b) to Guarantor’s knowledge, Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

2.	This certification is made with the knowledge that Purchaser is about to acquire title to the Property and a lender is about to provide Landlord with financing which shall be secured by a deed of trust (deed to secure debt or mortgage), security agreement and assignment of rents, leases and contracts upon the Property. Guarantor further acknowledges and agrees that Purchaser and its lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

3.	The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

[GUARANTOR]

By: _________________________

Date: ________________________

45

EXHIBIT F

TENANT ESTOPPEL REQUIREMENT

Seller shall obtain Tenant Estoppels from Old Navy, TJ Maxx, Homegoods, Shoe Department and Gap, plus from such other tenants of the Real Property (measured by square feet of retail floor area) as are necessary, when added to Tenant Estoppels from such Named Tenants, to cover a total of 90% of the retail floor area of the Real Property.

46

EXHIBIT G

FORM OF DEED

Space Above Line For Official Use Only

Instrument Prepared By:

Capell & Howard, P.C.

Attn: William K. Martin

150 South Perry Street

Montgomery, AL 36104

(334) 241-8024

Please Return To:

_______________________

_______________________

_______________________

_______________________

(___) __________________

Grantor’s Name, Address & Phone Number: Dogwood Festival, L.L.C. 3500 Eastern Boulevard Montgomery, AL 36116 (334) 277-1000	Grantee’s Name, Address & Phone Number: ______________________ ______________________ ______________________ (___) _________________
To the Chancery Clerk of Rankin County, Mississippi: The real property described herein is situated in the NE ¼ of Section 26, Township 6 North, Range 2 East of Rankin County, Mississippi

SPECIAL WARRANTY DEED

FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the receipt, adequacy and sufficiency of all of which are hereby acknowledged, Dogwood Festival, L.L.C., an Alabama limited liability company (the "Grantor"), does hereby sell, convey and warrant specially unto _________________, a ________________ (the "Grantee"), the property (the "Property") lying and being situated in Rankin County, Mississippi, and being more particularly described on Exhibit A attached hereto.

This conveyance is subject to easements, restrictions, reservations and rights of way or record, all matters of survey including those matters shown on that certain survey made by __________, Mississippi Registration Number _________, dated _________, 2014, non-delinquent ad valorem taxes and assessments, and any and all rights, title and interest arising out of any prior grants by others of oil, gas, coal or other minerals affecting the Property which are of record.

47

Ad valorem taxes for the year 2014 have been prorated between the Grantor and the Grantee as of 12:01 a.m. on the Closing Date (as hereinafter defined), and the Grantee assumes and agrees to pay the same for the tax period from and after the Closing Date when they become due and payable. All ad valorem taxes for tax periods prior to the Closing Date shall be paid by Grantor on or before the Closing Date or if not yet due, Grantee shall receive a credit therefor.

WITNESS THE SIGNATURE OF THE GRANTOR, this the ___ day of _____, 2014 (the “Closing Date”).

GRANTOR

DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company

By:	Dogwood Management, Inc., an Alabama corporation, its Manager

By:
Name:
Title:

STATE OF ALABAMA

COUNTY OF MONTGOMERY

Personally appeared before me, the undersigned authority in and for the said County and State, on this         day of __________, 2014, within my jurisdiction, the within named ________________, who acknowledged that he/she is _______________ of Dogwood Management, Inc., an Alabama corporation and Manager of Dogwood Festival, L.L.C., a manager-managed Alabama limited liability company, and that for and on behalf of the said limited liability company, and as the act and deed of said corporation as manager of said limited liability company, she executed the above and foregoing instrument, after first having been duly authorized by said corporation and said limited liability company so to do.

My commission expires: ____________________________________

NOTARY PUBLIC

__________________________

[AFFIX NOTARIAL SEAL]

NOTE: THE PREPARER OF THIS DEED HAS SERVED AS SCRIVENER ONLY AND HAS NOT EXAMINED THE TITLE TO SAID PROPERTY OR EXPRESSED ANY OPINION WITH RESPECT THERETO OR WITH RESPECT TO THE LEGAL DESCRIPTION THEREOF.

48

EXHIBIT A

Legal Description

49

FORM OF BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that Dogwood Festival, L.L.C., an Alabama limited liability company (the "Seller"), for and in consideration of the sum of Ten Dollars and other valuable consideration to it in hand paid by ________________________________, a ____________________ (the "Purchaser"), the receipt and sufficiency of which are hereby acknowledged, hereby sells, assigns, transfers and conveys unto said Purchaser any and all of Seller's right, title and interest in and to all tangible personal property located upon the land described in Schedule 1 attached hereto and hereby made a part hereof (the "Land") or within the improvements located thereon, including, without limitation, any and all appliances, furniture, carpeting, tools and supplies, and other items of personal property owned by Seller (excluding cash and any software), located on and used exclusively in connection with the operation of the Land and improvements, but excluding any such property owned by tenants. Said personal property is sold to and accepted by the Purchaser AS IS, WHERE IS and WITH ALL FAULTS AND DEFECTS, and without warranty of title or use, and without any other warranty of any kind, express or implied, including but not limited to any warranty of merchantability or fitness for a particular purpose. Notwithstanding anything to the contrary provided herein, Seller's obligations and liability hereunder shall be limited as provided in Article IX of that certain Sale Agreement by and between Seller, as seller, and _______________________ , as purchaser, dated ________________, 2011 [NOTE: ADD ANY AMENDMENTS], which Sale Agreement [as so amended] has been assigned to and assumed by Purchaser pursuant to that certain assignment agreement dated as of ___________, 2014.

TO HAVE AND TO HOLD all of said personal property unto Purchaser, its successors and assigns, to its own use forever.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the ______ day of______________, 2014.

DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company

By:	Dogwood Management, Inc., an Alabama corporation, its Manager

By:
Name:
Title:

[ACKNOWLEDGEMENT AND/OR WITNESSES TO BE ADDED IF REQUIRED UNDER MISSISSIPPI LAW]

50

SCHEDULE "1"

LEGAL DESCRIPTION

[To be attached]

51

FORM OF ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES (the "Assignment") is made as of this ____day of ________________________, 2014 (the "Closing Date"), between Dogwood Festival, L.L.C., an Alabama limited liability company ("Assignor") and ______________________________, a _________________ ("Assignee").

RECITALS:

A. Assignor, as seller, and _____________(“____”), as purchaser, heretofore entered into that certain Sale Agreement dated __________, 2014, [NOTE: ADD ANY AMENDMENT],which Sale Agreement [as so amended] was assigned to assumed by Assignee pursuant to an assignment agreement dated __________, 2014 (said Sale Agreement, as so assigned [and amended], is hereinafter referred to as the “Sale Agreement”), under and pursuant to which Assignor agreed to sell and convey to Assignee, and Assignee agreed to purchase from Assigner, for the Purchase Price and upon and subject to the other terms and conditions set forth therein, all of Assignor's right, title and interest in and to that certain real property described on Schedule 1 attached hereto and incorporated herein by this reference, more commonly known as Dogwood Festival Market located in Rankin County, Mississippi (the “Property”).

B. Capitalized terms that are used but not defined in this Assignment shall have the same meanings as said terms are defined in the Sale Agreement.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance of the Property by Assignor to Assignee and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor's right, title and interest in, to and under any and all existing and outstanding leases, licenses and occupancy agreements and all (if any) amendments thereto and guaranties thereof (collectively, the "Leases"), of the improvements comprising a part of the Property, including without limitation, all those Leases described on Schedule 2 attached hereto and incorporated herein by this reference, together with all Rents payable thereunder for the period on and after the Closing Date and all (if any) security deposits tendered under the Leases remaining in the possession of Assignor; provided, however, that Assignor retains (a) the nonexclusive benefit of any and all tenant indemnities under the Leases, and (b) the right to collect, receive and retain any and all rents and other sums due and payable under the Leases for the period prior to the Closing Date and any and all contributions and reimbursements, if any, now or hereafter due or payable by any tenant under a Lease in order to reimburse Assignor for any construction costs, leasehold improvement costs or other related costs incurred or paid by Seller prior to or after the Closing Date, regardless of whether said contribution or reimbursement is payable on or after the Closing Date.

Assignee does hereby accept the foregoing Assignment and Assumption of Leases subject to the terms and conditions herein and in the Leases, and does hereby assume, as of the date hereof, and become responsible for and agree to perform, discharge, fulfill and observe all of the obligations, terms, covenants, provisions and conditions under the Leases arising from and after the Closing Date (including

52

without limitation, any and all obligations to pay all (if any) Tenant Inducement Costs and leasing commissions as and to the extent expressly provided in the Sale Agreement, which are due and payable after the Closing Date with respect to said Leases, and claims made by tenants with respect to security deposits and prepaid rents to the extent paid, credited or assigned by Assignor to Assignee), and Assignee agrees to be liable for the observance and performance of said obligations arising from and after the Closing Date as fully as though Assignee was the original landlord or lessor thereunder. Assignee agrees to protect, defend, indemnify and hold harmless Assignor, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including without limitation reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignor, its legal representatives, successors and assigns or any of them arising out of or in connection with the Leases as to events occurring from and after the Closing Date. Subject to Sections 9.2 and 9.3 of the Sale Agreement, Assignor agrees to protect, defend, indemnify and hold harmless Assignee, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including, without limitation, reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignee, its legal representatives, successors and assigns or any of them arising out of or in connection with the Leases as to events occurring prior to the Closing Date.

This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR:

DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company

By:	Dogwood Management, Inc., an Alabama corporation, its Manager

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title

[ADD ANY REQUIRED MISSISSIPPI ACKNOWLEDGEMENTS AND/OR WITNESSES FOR ASSIGNOR AND ASSIGNEE]

53

SCHEDULE "1"

LEGAL DESCRIPTION

{To be attached}

SCHEDULE "2"

LEASES

[To be attached]

54

FORM OF ASSIGNMENT OF SERVICE CONTRACTS, WARRANTIES AND PERMITS

THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES AND PERMITS (the "Assignment") is made as of the ________ day of ___________, 2014 (the "Closing Date"), between Dogwood Festival, L.L.C., an Alabama limited liability company ("Assignor") and _______________________, a _______________("Assignee").

RECITALS:

A. Assignor, as seller, and _________________________, as purchaser, heretofore entered into that certain Sale Agreement dated __________, 2014, [NOTE: ADD ANY AMENDMENT],which Sale Agreement [as so amended] was assigned to assumed by Assignee pursuant to an assignment agreement dated __________, 2014 (said Sale Agreement, as so assigned [and amended], is hereinafter referred to as the “Sale Agreement”), under and pursuant to which Assignor agreed to sell and convey to Assignee, and Assignee agreed to purchase from Assigner, for the Purchase Price and upon and subject to the terms and conditions set forth therein, all of Assignor's right, title and interest in and to that certain real property described on Schedule 1 attached hereto and incorporated herein by this reference, more commonly known as Dogwood Festival Market located in Rankin County, Mississippi (the “Property”).

B. Capitalized terms that are used but not defined in this Assignment shall have the same meanings as said terms are defined in the Sale Agreement.

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance of the Property by Assignor to Assignee, and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee, without recourse or warranty, all of Assignor's right, title and interest, to the extent assignable, in, to and under any and all of the following, to wit:

(i) all transferable warranties and guaranties (express or implied) issued to Seller for new construction, material and workmanship affecting the Property, including warranties for the HVAC, roof and parking lot, if any (the "Warranties"); if there are non-transferable Warranties, Assignor shall exercise commercially reasonable efforts to have the benefit thereof made available to Assignee, at no cost and expense of Assignor;

(ii) all transferable existing permits, licenses, approvals and authorizations issued by any governmental authority in connection with the Property (the "Permits");

(iii) the non-exclusive right to the name "Dogwood Festival Market;" and

(iv) the Service Contracts described on Schedule 2 attached hereto (the “Service Contracts”);

55

provided, however, that the Assignor retains the nonexclusive benefit of all (if any) indemnities provided by the contractors, service providers, guarantors or indemnitors arising under or by virtue of said Warranties and Service Contracts.

Assignee does hereby accept the foregoing Assignment and Assumption of Warranties, Service Contracts and Permits subject to the terms and conditions herein and in the Warranties and Service Contracts, and does hereby assume, as of the date hereof, and become responsible for and agree to perform, discharge, fulfill and observe all of the obligations, terms, covenants, provisions and conditions under the Warranties, Service Contracts and Permits arising from and after the Closing Date and Assignee agrees to be liable for the observance and performance of said obligations arising from and after the Closing Date as fully as though Assignee was an original party thereto. Assignee agrees to protect, defend, indemnify and hold harmless Assignor, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including without limitation reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignor, its legal representatives, successors and assigns or any of them arising out of or in connection with the Warranties and Service Contracts as to events occurring from and after the Closing Date. Subject to Sections 9.2 and 9.3 of the Sale Agreement, Assignor agrees to protect, defend, indemnify and hold harmless Assignee, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including, without limitation, reasonable attorneys' fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignee, its legal representatives, successors and assigns or any of them arising out of or in connection with the Warranties and Service Contracts as to events occurring prior to the Closing Date.

This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR:

DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company

By:	Dogwood Management, Inc., an Alabama corporation, its Manager

By:
Name:
Title:
56

ASSIGNEE:

a

By:
Name:
Title:

[ADD ANY REQUIRED MISSISSIPPI ACKNOWLEDGEMENTS AND/OR WITNESSES FOR ASSIGNOR AND ASSIGNEE]

57

SCHEDULE "1”

LEGAL DESCRIPTION

[To be attached]

SCHEDULE “2”

ASSIGNABLE SERVICE CONTRACTS

[To Be Attached]

58

FORM OF TENANT NOTICE

(Landlord or management company Letterhead)

Current form to be supplied prior to the expiration of the Inspection Period

_________, 2014

Insert Tenant Name

Insert Tenant Address

Re:	The lease dated _________________ (collectively, with any and all amendments thereto, the "Lease") between _________________ as tenant (“Tenant”) and ________ as landlord ("Landlord") for property located at Dogwood Festival Market (the “Property”)

Dear Tenant:

Please be advised that the Property, subject to the above-referenced Lease, has been sold as of _________, 2014 to _____________ ("Purchaser"), and that all of the Landlord's obligations arising under or by virtue of the Lease on and after said closing date have been assumed by Purchaser, who has hired _______ as its managing agent for the Property. Effective immediately, all rent payments pursuant to the Lease should be made payable to ________________ and sent to the following address:

P.O. Box ________

, ,

In addition, all notices and other communications provided by Tenant under the Lease should be sent to Purchaser at the following address:

In addition, please contact your insurance agent to have a certificate forwarded, naming as additional insured: (i) Purchaser, and (ii) ___________________ _____________, . Thank you for your time and attention to this matter.

Very truly yours,

(Landlord or management company)

By: ________________________________

59

FORM OF NOTICE TO CONTRACTORS

CONTRACTOR NOTIFICATION LETTER

[DATE OF SALE CLOSING]

TO: ______________________________

______________________________

______________________________

RE: DOGWOOD FESTIVAL MARKET

NOTIFICATION REGARDING CHANGE OF OWNERSHIP

This letter is to notify you as a contractor, vendor or service provider at Dogwood Festival Market in _____________, ________________ (the "Property") that the Property has been sold by _____________________________, a ______________________ ("Seller") to ____________________________, a ______________________ ("Purchaser"). As of the date hereof, your contract has been assigned by Seller to Purchaser and all of the Seller's obligations and liabilities arising under or by virtue of said contract on and after the date hereof have been assumed by the Purchaser. From and after the date of this letter, any and all notices and any and all invoices or other charges for amounts due under the terms of said contract shall be directed as follows:

To: _______________________________

Attention: _________________________

At: ________________________________

____________________________________

Please do not hesitate to contact the undersigned if you have any questions concerning this transaction.

Seller:	DOGWOOD FESTIVAL, L.L.C. an Alabama limited liability company

	By:	Dogwood Management, Inc., an Alabama corporation, its Manager

By:
Name:
Title:

Purchaser:
a

By:
Name:
Title:

60

FORM OF FIRPTA CERTIFICATE

CERTIFICATE REGARDING FOREIGN INVESTMENT

IN REAL PROPERTY TAX ACT

(ENTITY TRANSFEROR)

Section 1445 of the Internal Revenue Code provides that a transferee (purchaser) of a U.S. real property interest must withhold tax if the transferor (seller) is a foreign person. To inform the transferee (purchaser) that withholding of tax is not required upon the disposition of a U.S. real property interest by Dogwood Festival, L.L.C., an Alabama limited liability company ("Transferor") Transferor hereby certifies:

1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

2. Transferor's Federal Employer Identification Number is ____________________.

3. Transferor's office address is:

3500 Eastern Boulevard

Montgomery, Alabama 36116

4. The address or description of the property which is the subject matter of the disposition is _____________.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Transferor declares that it has examined this certification and to the best of its knowledge and belief, it is true, correct and complete, and further declares that the individual executing this certification on behalf of Transferor has full authority to do so.

DOGWOOD FESTIVAL, L.L.C. an Alabama limited liability company

	By:	Dogwood Management, Inc., an Alabama corporation, its Manager

By:
Name:
Title:

, 2014 Dated

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EXHIBIT M

RESERVED

EXHIBIT N

LIST OF SELLER’S BROKERAGE AGREEMENTS

1. Any Development, Management and Leasing Agreement with Aronov Realty Management, Inc.(to be terminated at Closing).

2. Exclusive Listing Agreement with CBRE, Inc. for the sale of the Property (Seller shall pay the sale commission at Closing).

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EXHIBIT O

LIST OF SPECIFIED LITIGATION

NONE
EXHIBIT P

LIST OF VIOLATION NOTICES

NONE

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EXHIBIT Q

RENT ROLL

SEE ATTACHED

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EXHIBIT R

REA ESTOPPEL CERTIFICATE

To:

_____________________

_____________________ and its lender, and their respective successors and assigns

_____________________

_____________________

Attention: ______________________

________________________________________ (“Owner”)
________________________________________
________________________________________
Attention: ___________________________

REA ESTOPPEL STATEMENT

In connection with that certain Reciprocal Operating and Easement Agreement dated December 12, 2000, recorded in Book 931, at Page 528, in the Office of the Clerk of the Chancery Court of Rankin County, Mississippi, as amended by instrument dated February 25, 2013 in Deed Book 2013, at Page 4417, in said office (the “REA”), originally executed by and between McRae's Stores Partnership, a Mississippi partnership (“McRae's”), and Dogwood Festival, L.L.C., an Alabama limited liability company (“Developer”), with respect to those certain tracts of real property located in Rankin County, Mississippi commonly known as the Dogwood Festival Market, more particularly described therein (the “Shopping Center”), the undersigned has been advised that Owner is in process of selling Owner’s interest in the Shopping Center to _____________________, a ________________________ having a notice address of ___________________ (together with its lender, and successors and assigns, collectively referred to herein as “Buyer”). The undersigned hereby states to Buyer and Owner as follows (without undertaking any investigation to verify the accuracy of the statements made):

1. The REA has not been amended except as set forth above and is in full force and effect.

2. The REA is presently in full force and effect according to its terms.

3. The undersigned has neither given nor received any notice of default with respect to the REA. To the best of the undersigned’s knowledge (which knowledge shall be limited to the party signing this REA Estoppel Agreement on behalf of the undersigned), neither the undersigned nor any other party is in default under the REA.

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4. The undersigned acknowledges and agrees that, upon its acquisition of Owner’s interest in the Shopping Center, Buyer shall be entitled to all of the benefits, rights, privileges and burdens of the Owner under the REA.

5. The undersigned’s last contribution for common area maintenance costs and expenses was for the month of ________ in the amount of $_____.

6. This Statement does not (a) constitute a waiver of any rights the undersigned may have under the REA or (b) modify, alter, or change any of the terms or conditions of the REA.

7. No officer or employee signing this Statement on behalf of the undersigned shall have any liability as a result of having given this statement.

8. The undersigned is McRae's successor under the REA.

The statements contained in this Certificate are not affirmative representations, warranties, covenants or waivers, and the undersigned shall not be liable to Owner, Buyer or any third party on account of any information herein contained, notwithstanding the failure, for any reason, to disclose and/or correct relevant information. Notwithstanding the preceding sentence, the undersigned shall be estopped from asserting any claim or defense against Buyer or Owner to the extent such claim or assertion is based upon facts, now known to the person(s) signing below on behalf of the undersigned, which are contrary to those contained herein, if Buyer or Owner has acted in reasonable reliance upon such statements without knowledge of facts to the contrary. This Certificate is given solely for Buyer’s and Owner’s information and may not be relied upon by anyone other than Buyer or Owner, or in connection with any transaction other than the transaction described above. Capitalized terms used in this Certificate, unless otherwise defined, will have the meanings ascribed to such terms in the REA.

Dated as of , 2014.

BELK STORES OF MISSISSIPPI LLC,

a limited liability company

By:

Name:________________________

Title:__________________________

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FORM OF SELLER’S AFFIDAVIT AND “GAP” INDEMNITY

(Sale Transaction)

STATE OF MISSISSIPPI

COUNTY OF RANKIN

Before me, the undersigned Notary Public in and for said County and State, personally appeared ______________________, the _______________ of Dogwood Management, Inc., the Manager of Dogwood Festival, L.L.C., an Alabama limited liability company (the "Owner"), known to me and being first duly sworn, deposes and says:

1. That Owner owns that certain parcel of real property situated in the State of Mississippi, County of Rankin, and more particularly described on Exhibit A attached hereto and made a part hereof (the "Property"), and has entered into an agreement to sell the property to_______________, or its permitted assignee (the “Purchaser”).

2. That said Owner is in possession of said Property subject to (a) any and all easements, restrictions, reservations, and rights of way affecting said Property that appear of record in the public records of the City or County where said Property is situated, (b) any and all easements, rights of way, encroachments, discrepancies in legal descriptions or boundary lines, deficiencies in acreage and other matters affecting said Property that would be revealed by an accurate ALTA/ACSM as-built urban survey or physical inspection of said Property, and (c) rights of tenants (and subtenants or other occupants, if any) under the lease agreements more particularly identified on Exhibit B attached hereto and made a part hereof.

3. That all indebtedness due anyone for labor, materials or services furnished to Owner, which might be liens on said Property, are fully paid, except for (a) current charges that are not past due and that will be paid by Owner prior to becoming past due, and (b) charges (if any) for any work that may have been performed for any tenants of the Property or other third parties (provided, however, that Owner shall indemnify Title Company (as hereinafter defined) against any loss or expense paid or incurred by it as the result of any liens against the Owner’s fee simple title in and to the Property (but not any liens against any tenant’s leasehold interest in its premises or against any leasehold improvements, fixtures or equipment installed and owned by it).

4. That there are no judgments, pending litigation, executions or attachments against Owner in any forum or court affecting the title to said Property.

5. That no bankruptcy proceeding in any federal court has been filed against or by Owner. The Owner is not a party to any outstanding contract of sale, purchase option agreement, right of first refusal or similar agreement for the sale or conveyance of said Property, except the sale contract for the pending sale and the existing mortgage, deed to secure debt or deed of trust and other loan documents of record.

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6. That all persons who have executed or will execute instruments on behalf of the Owner conveying or encumbering said Property are at least 18 years old and are free from legal disability.

7. That all taxes, assessments and utility charges owed by Owner have been paid or will be paid at the closing of the sale from Owner to Purchaser.

8. That the undersigned makes this statement for the express purpose of inducing __________ Title Insurance Company (the "Title Company") to insure title to said Property to be free from adverse claims or liens not herein stated. This Affidavit and Gap Indemnity is solely for the benefit of the Title Company and the Title Company’s agent (if any) who issues the title insurance on behalf of the Title Company in connection with the pending transaction, and no other person, corporation, partnership, limited liability company, firm, trust or other entity of any kind whatsoever shall be entitled to rely upon this Affidavit and Gap Indemnity or to have or receive any rights or benefits hereunder.

9. That, notwithstanding anything to the contrary provided herein, (a) this Affidavit and Gap Indemnity and all representations, factual statements and indemnities contained herein are expressly made subject to all matters that appear of record in the public records of the City or County where the Property is situated, or which would be revealed by an accurate ALTA as-built urban survey or physical inspection of said Property, and (b) this Affidavit and all representations, factual statements and indemnities contained herein are expressly limited to liens, encumbrances or other matters created by, through or under the Owner, and the Owner does not and shall not make or be deemed to have made any representations of any kind whatsoever with respect to any liens, encumbrances or other title defects affecting said Property, if any, created by, under or through any tenants (except as expressly provided in Section 3 above) or prior owners of the Property or any other third parties (including but not limited to the purchaser in the pending transaction or any of its agents, servants, employees or consultants).

10. That in consideration of the issuance of title insurance by said Title Company as aforesaid, the Owner agrees to indemnify and hold harmless said Title Company against all loss or expense on account of any misrepresentation contained in the foregoing factual statements, including expense of enforcing this agreement.

11. That Owner further agrees to indemnify said Title Company against any loss or expense paid or incurred by it as the result of any liens or encumbrances against the Property created by Owner on or after __________, 2014, and prior to the recordation of the deed or lease assignment, as applicable, from Owner to the purchaser of said Property, provided that said deed or lease assignment, as applicable, is recorded no later than three (3) business days following the closing of sale from Owner to the purchaser in the pending transaction.

(SIGNATURES BEGIN ON NEXT PAGE)

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IN WITNESS WHEREOF, Owner has entered into this Affidavit as of the ______ day of ________________, 2014.

DOGWOOD FESTIVAL, L.L.C. an Alabama limited liability company

By:	Dogwood Management, Inc., an Alabama corporation, its Manager

By:
Name:
Title:

STATE OF ALABAMA

COUNTY OF MONTGOMERY

I, _________________________, a Notary Public in and for said County and State, hereby certify that ____________________________, whose name as _______________ of Dogwood Management, Inc., an Alabama corporation, the Manager of Dogwood Festival, L.L.C., an Alabama limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he/she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation, acting in its capacity as Manager of said limited liability company, on the day the same bears date.

Given under my hand and official seal on this the _______ day of _____________, 2014.

(Notary Seal) _________________________________

Notary Public

My Commission Expires:___________

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AMENDMENT TO AGREEMENT

THIS AMENDMENT TO AGREEMENT (the “Amendment”), is made as of the 11th day of June, 2014, by and between DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company ("Seller") and IREIT BUSINESS MANAGER AND ADVISOR, INC., an Illinois corporation ("Purchaser").

RECITALS:

A. Seller and Purchaser executed that certain Sale Agreement as of April 30, 2014 (as amended) (the “Agreement”) pertaining to the sale and purchase of certain real property commonly known as the Dogwood Festival Market shopping center located in Flowood, Mississippi.

B. The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.                Inspection Period. Section 3.1 and Section 1.5 of the Agreement is amended to provide that the Inspection Period is hereby extended through “5:00 p.m. (Flowood, Mississippi local time) on Tuesday, June 17, 2014.”

2.                Master Lease Escrow Agreement. Section 10.20 of the Agreement is hereby amended to provide that Seller and Purchaser shall have through the Inspection Period to agree-upon the terms of the escrow agreement referenced therein.

3.                This Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument. Counterpart signature pages may be delivered by fax or e-mail.

4. Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller and Purchaser hereto have executed this Amendment as of the date written above.

WITNESS:	SELLER:

DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company

	By:	Dogwood Management, Inc. an Alabama corporation, as its Manager

		By:	/s/ Jennifer P. Autrey
		Name:	Jennifer P. Autrey
		Title:	Vice President

WITNESS:	PURCHASER:

IREIT BUSINESS MANAGER AND ADVISOR, INC. an Illinois corporation

	By:	/s/ Lou Quilici
	Name:	Lou Quilici
	Title:	SVP

WITNESS:	ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

	By:	/s/ Brett Budd
	Name:	Brett Budd
	Title:	Escrow Administrator
	Date Signed:	06/12/14

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SECOND AMENDMENT TO AGREEMENT

THIS SECOND AMENDMENT TO AGREEMENT (the “Amendment”), is made as of the 17th day of June, 2014, by and between DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company ("Seller") and IREIT BUSINESS MANAGER AND ADVISOR, INC., an Illinois corporation ("Purchaser").

RECITALS:

A. Seller and Purchaser executed that certain Sale Agreement dated as of April 30, 2014 (as amended, the “Agreement”) pertaining to the sale and purchase of certain real property commonly known as the Dogwood Festival Market shopping center located in Flowood, Mississippi.

B. The parties wish to amend the Agreement as provided herein. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

4.                Inspection Period. Section 3.1 of the Agreement is amended to provide that the Inspection Period is hereby extended through “5:00 p.m. (Flowood, Mississippi local time) on Monday, June 23, 2014.”

5.                Master Lease Escrow Agreement. Section 10.20 of the Agreement is hereby amended to provide that Seller and purchaser shall have through the Inspection Period to agree-upon the terms of the escrow agreement referenced therein.

6.                This Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument. Counterpart signature pages may be delivered by fax or e-mail.

4. Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller and Purchaser hereto have executed this Second Amendment as of the date written above.

WITNESS:	SELLER:

DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company

	By:	Dogwood Management, Inc. an Alabama corporation, as its Manager

		By:	/s/ Jake F. Aronor
		Name:	Jake F. Aronor
		Title:	President

WITNESS:	PURCHASER:

IREIT BUSINESS MANAGER AND ADVISOR, INC. an Illinois corporation

	By:	/s/ Lou Quilici
	Name:	Lou Quilici
	Title:	SVP

WITNESS:	ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

	By:	/s/ Brett Budd
	Name:	Brett Budd
	Title:	Escrow Administrator
	Date Signed:	06/12/14

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THIRD AMENDMENT TO AGREEMENT

THIS THIRD AMENDMENT TO AGREEMENT (this “Amendment”), is made as of the 23rd day of June, 2014, by and between DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company ("Seller") and IREIT BUSINESS MANAGER AND ADVISOR, INC., an Illinois corporation ("Purchaser").

RECITALS:

A. Seller and Purchaser executed that certain Sale Agreement dated as of April 30, 2014 (as amended, the “Agreement”) pertaining to the sale and purchase of certain real property commonly known as the Dogwood Festival Market shopping center located in Flowood, Mississippi.

B. The parties wish to amend the Agreement as provided herein; and but for the agreements set forth herein Purchaser would not proceed to the Closing. All capitalized terms not defined herein shall have the meanings attributed to them in the Agreement.

AGREEMENTS:

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

7.                Credit Against the Purchase Price. At Closing Purchaser shall receive a credit in the amount of Four Hundred Ninety-Six Thousand Five Hundred and no/100 Dollars ($496,500.00), which credit shall be credited against the Purchase Price.

8.                Soma Additional Rent Credit. Section 10.4 of the Shopping Center Lease dated as of January 6, 2014, by and between Seller, as landlord, and Soma Intimates, LLC (“Soma”), as tenant (the “Soma Lease”) provides that Soma does not pay the Operating Cost Fee (as defined in the Soma Lease) during the first Rental Year (as defined in the Soma Lease) (the “Soma Additional Rent Relief”). At Closing Purchaser shall receive a credit in the amount of Fourteen Thousand Six Hundred Fifty Four and 04/100 Dollars ($14,654.04) with respect to the Soma Additional Rent Relief, which credit shall be credited against the Purchase Price.

9.                Master Lease Escrow Agreement. Purchaser and Seller hereby acknowledge and agree that they have agreed upon the form of the escrow agreement provided for in Section 10.20 of the Agreement.

10.             This Amendment may be executed in any number of counterparts, each of which when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute only one instrument. Counterpart signature pages may be delivered by fax or e-mail.

5. Except as amended herein, and as previously modified, the Agreement is hereby ratified and shall remain in full force and effect.

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IN WITNESS WHEREOF, Seller and Purchaser hereto have executed this Third Amendment as of the date written above.

WITNESS:	SELLER:

DOGWOOD FESTIVAL, L.L.C., an Alabama limited liability company

	By:	Dogwood Management, Inc. an Alabama corporation, as its Manager

		By:	/s/ Jennifer P. Autrey
		Name:	Jennifer P. Autrey
		Title:	Vice President

WITNESS:	PURCHASER:

IREIT BUSINESS MANAGER AND ADVISOR, INC. an Illinois corporation

	By:	/s/ Lou Quilici
	Name:	Lou Quilici
	Title:	SVP

WITNESS:	ESCROW AGENT:

CHICAGO TITLE INSURANCE COMPANY

	By:	/s/ Nancy R. Castro
	Name:	Nancy R. Castro
	Title:	VP
	Date Signed:	06/23/14

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